united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suiet 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

Item 1. Reports to Stockholders.

Deer Park Total Return Credit Fund
Class A Shares: DPFAX
Class C Shares: DPFCX
Class I Shares: DPFNX

Annual Report
September 30, 2019

www.deerparkfund.com
1-888-868-9501

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.deerparkfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

September 30, 2019

Dear Investor,

The Deer Park Total Return Credit Fund (the “Fund”) is an open-end mutual fund that invests primarily in legacy non-agency mortgage backed securities (“RMBS”) and legacy asset backed securities (“ABS”) which we believe have a very attractive fundamental backdrop of an improving U.S. economy and housing market. The Fund targets a distribution yield of 3-6% and a mid-to-high single-digit total return with little correlation to both investment grade and high yield bonds. As of September 30, 2019, approximately 92% of the fund is in floating-rate securities which we believe have the potential to provide uncorrelated returns regardless of interest rate direction.

Market Performance for the Fiscal Year Ending September 30, 2019

The Fund’s Class I Shares returned 3.40% over the trailing twelve months, and 7.76% annualized since the Fund’s inception on October 16, 2015. The Fund makes quarterly distributions which amounted to approximately $0.64/share over the fiscal year.

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including return of capital) is not fixed. However, this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates.

As of September 30, 2019	Q4 2018	Q1 2019	Q2 2019	Q3 2019	One Year	Three Year	Since Inception*
DPFNX Class I (NAV)	-1.16%	1.06%	1.60%	1.88%	3.40%	6.48%	7.76%
DPFAX Class A (NAV)	-1.21%	1.00%	1.54%	1.82%	3.16%	6.24%	7.49%
DPFAX Class A (Max Load)	-6.92%	-4.82%	-4.34%	-4.06%	-2.80%	4.16%	5.89%
DPFCX Class C (NAV)	-1.48%	0.85%	1.38%	1.55%	2.30%	n/a	5.03%
Bloomberg Barclays US Aggregate	1.64%	2.94%	3.08%	2.27%	10.30%	2.92%	3.41%
HFRX Fixed Income – Credit	-3.04%	1.30%	1.55%	0.70%	0.44%	2.28%	1.69%

*	Inception date for the I and A share classes is October 16, 2015. Inception date the C share class is April 6, 2017. Performance for periods longer than one year is annualized.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month -end, please call toll-free (888) 868-9501. The Fund’s total annual operating expenses are 2.34%, 3.09%, and 2.09% for the Class A, C, and I shares, respectively. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses. After this fee waiver, the expense ratios are 2.25%, 3.00%, and 2.00% for the Class A, C, and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

Growth of $10,000: Inception Through September 30, 2019

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Performance Statistics

The chart below shows performance statistics of the Fund relative to the Bloomberg Barclays U.S. Aggregate Bond Index and the HFRX Fixed Income – Credit Index from November 2015 (the first full month of Fund performance) through September 2019.

	Deer Park Total	Bloomberg Barclays US	HFRX Fixed Income -
	Return Credit I	Aggregate Bond Index	Credit Index
Annualized Return	7.64%	3.56%	1.56%
Cumulative Return	33.45%	14.68%	6.26%
Standard Deviation	2.39%	3.15%	3.08%
Gain Deviation	3.13%	2.83%	2.22%
Loss Deviation	0.58%	1.66%	2.14%
Sharpe Ratio	2.69	0.74	0.11
Max Drawdown	-1.16%	-3.28%	-6.18%
Deer Park Correlation to:	1.00	0.07	0.17

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Since the inception of the Fund on October 16, 2015 through September 30, 2019, the Fund’s performance was positive or flat 88% of the trading days and negative only 12% of the trading days. This compares favorably to the Bloomberg Barclays US Aggregate Bond Index and the HRFX Fixed Income-Credit Index shown below.

Daily Statistics	Deer Park Total Return Credit I	Bloomberg Barclays US Aggregate Bond Index	HFRX Fixed Income - Credit Index
Positive/Flat Days	871	543	558
Negative Days	123	451	436
% Positive/Flat Days	88%	55%	56%
% Negative Days	12%	45%	44%

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Market & Portfolio Update:

From a trading perspective this fiscal year has demonstrated a relatively large divergence in activity. The last quarter of 2018 and the first half of 2019 reflected a bias of market participant interest focused toward corporate credit sectors with relatively lower levels of attention placed in non-agency RMBS. While the drivers of this divergent behavior are multi-faceted, one of the primary factors was the perceived discounted purchase opportunities found in the wake of the late 2018 sell-off (and again during the May correction) which had a more pronounced negative impact on corporate credit bonds.

While the fact that non-agency RMBS demonstrated less volatility during these periods is a positive reflection of the stability of underlying collateral performance it also has translated to lower mark-to-market gains during the fiscal year. However, over the past six months we have seen a shift in activity back toward increased demand for non-agency RMBS. As yields in the corporate bond market have continued to compress the relative spread to legacy RMBS has widened, translating to recognition of the return opportunities for these seasoned mortgage bonds. Meanwhile, the recent shift in interest rates has further benefited discounted non-agency RMBS through the influence of positive convexity as well as enhanced credit support.

As a result, we have seen a marked increase in demand in the legacy RMBS market in recent months which has provided attractive trading opportunities on both the buy- and sell-side of the market.

Non-Agency RMBS - Called Deal Optionality

We have seen a resurgence in activity of deals being called. The trend we have observed over the past several years has shown increasing volume of non-agency RMBS deals being collapsed, notably with a shift toward a higher concentration of Subprime collateral. This continues to be a positive aspect of upside optionality for the portfolio. With the recent decrease in interest rates the economic incentive to call these legacy deals has only increased. The underlying loan pools that comprise these deals continue to show improving credit quality with lower delinquencies and declining rates of liquidations/losses. Furthermore, the higher relative weighted average coupon (WAC) on these seasoned loan pools results in higher market prices as interest rates decline. As of September, we have observed an increase in the number of deals being called and see this trend continuing in the future.

Performance Attribution

The largest allocation and contributor to performance over the fiscal year has been the Fund’s holdings in Legacy Non-Agency RMBS.

The attribution data will not match the performance results of the Fund as it is an estimate and does not include Fund expenses, the results of residual cash balances and other timing considerations. Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Market Outlook

Broadly speaking, the steady recovery in collateral performance (e.g. declining delinquencies/liquidations/losses) continues to drive strong cash flow performance for credit sensitive legacy securities. The trend is underpinned by the relative stability of the U.S. housing market. The favorable outlook for the housing market remains intact as numerous metrics such as affordability, constrained inventory, and increasing new household formation (as well as others) point to ongoing strength.

In today’s uncertain environment, it is hard to see a better fundamental asset class than seasoned mortgages, in our opinion. These loans were created 10 to 20 years ago and many borrowers have built significant equity in their homes. Other borrowers have loans that have been modified to lower interest rates and for lower balance loans this can equate to a relatively low monthly payment. Conversely, renting a comparable property could cost significantly more each month. These borrowers are incentivized to do everything possible to pay their mortgage as renting would be detrimental to their household finances. Furthermore, the seasoned nature of these loans means that they are also entering into the amortization schedule where a considerable amount of the monthly payments are being applied to principal, accelerating the growth in equity.

We continue to find solid investment opportunities in legacy non-Agency RMBS. We believe that improving fundamentals and attractive return potential present a favorable investment alternative to the US equity markets, corporate bonds, and other global investment opportunities. We believe that now is a good entry point into the RMBS markets.

Important Risk Disclosures:

Investors should carefully consider the investment objectives, risks, charges and expenses of the Deer Park Total Return Credit Fund. This and other important information about the Fund is contained in the Prospectus, which can be obtained by contacting your financial advisor, or by calling (888) 868-9501. The Prospectus should be read carefully before investing. The Deer Park Total Return Credit Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Princeton Fund Advisors, LLC, and Northern Lights Distributors are not affiliated. Mutual Funds involve risk including the possible loss of principal.

ABS, RMBS and CMBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Standard Deviation measures the average deviations of a return series from its mean. Gain Deviation is the Standard Deviation of all positive returns. Loss Deviation is the Standard Deviation of all negative returns. Sharpe Ratio is a statistical measure that uses standard deviation and excess return over a risk-free rate of return to determine reward per unit of risk. A higher Sharpe ratio implies a better historical risk-adjusted performance. The Sharpe ratio has been calculated using the Citi 3-month Treasury Bill Index for the risk-free rate of return. Correlation is a statistic that measures the degree to which two return series move in relation to each other.

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grades bond market.

The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, and Asset Backed. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. The Bloomberg Barclays U.S. Municipal Index covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative as are junk bonds in general.

The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

The advisor’s and sub-advisors’ judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results. Additionally, the advisor’s judgments about the potential performance of the sub-advisor may also prove incorrect and may not produce the desired results. Overall equity and fixed income securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. Underlying funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an underlying fund and may be higher than other mutual funds that invest directly in stocks and bonds. Underlying funds are subject to specific risks, depending on the nature of the fund.

8124-NLD-11/20/2019

Deer Park Total Return Credit Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures* for the period ended September 30, 2019, compared to its benchmarks:

	One Year	Annualized Three Year	Annualized Inception** - September 30, 2019	Annualized Inception*** - September 30, 2019
Class A Shares	3.16%	6.24%	7.49%	—
Class A Shares with load	(2.80)%	4.16%	5.89%	—
Class C Shares	2.30%	—	—	5.03%
Class I Shares	3.40%	6.48%	7.76%	—
Bloomberg Barclays Capital U.S. Aggregate Bond Index	10.30%	2.92%	3.41%	4.33%
HFRX Fixed Income - Credit Index	0.44%	2.28%	1.69%	1.48%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 2.34%, 3.09% and 2.09%, respectively, for Class A, Class C and Class I shares per the January 28, 2019 prospectus. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (888) 868-9501.

**	Commencement of operations is October 16, 2015.

***	Commencement of operations is April 6, 2017.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 10,100 fixed income issues and is valued at around $20 trillion, representing 43% of the total U.S. bond market. Investors cannot invest directly in the index.

HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Investors cannot invest directly in the index.

Comparison of the Change in Value of a $10,000 Investment

Deer Park Total Return Credit Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
September 30, 2019

The Fund’s top asset classes and industry sectors as of September 30, 2019, are as follows:

Percent of
Portfolio Composition:	Net Assets
Non-Agency Residential Mortgage Backed Securities	77.7%
Commercial Mortgage Backed Securities	8.6%
U.S. Government Treasury	6.1%
Corporate Bonds	3.9%
Short Term Investments	3.3%
Other Mortgage Backed Securities	1.0%
Term Loan	0.4%
Liabilities in Excess of Other Assets	(1.0)%
100.00%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS
September 30, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 77.7%
172,537	ABFC 2004-HE1 Trust, 1M Libor + 2.55%	4.695	10/25/2033	$172,664
176,034	ABFC 2004-OPT1 Trust, 1M Libor + 5.25%	7.395	12/25/2032	184,136
1,306,918	ABFC 2004-OPT3 Trust, 1M Libor + 0.75%	2.768	9/25/2033	1,284,611
481,733	ABFC 2004-OPT4 Trust, 1M Libor + 2.18%	4.193	8/25/2033	490,017
625,577	ABFC 2005-HE1 Trust, 1M Libor + 0.74%	2.880	3/25/2035	595,444
562,272	Accredited Mortgage Loan Trust 2005-3, 1M Libor +0.70%	2.774	9/25/2035	385,910
338,700	ACE Securities Corp Home Equity Loan Trust Series 2003-FM1, 1M Libor + 5.25%	7.395	11/25/2032	316,545
447,512	ACE Securities Corp Home Equity Loan Trust Series 2003-HE1, 1M Libor + 5.25%	7.395	11/25/2033	445,048
57,201	ACE Securities Corp Home Equity Loan Trust Series 2003-NC1, 1M Libor + 2.85%	4.995	7/25/2033	58,883
165,477	ACE Securities Corp Home Equity Loan Trust Series 2003-NC1, 1M Libor +5.25%	7.395	7/25/2033	155,728
1,235,348	ACE Securities Corp Home Equity Loan Trust Series 2004-OP1, 1M Libor + 5.25%	5.145	4/25/2034	1,126,024
245,351	ACE Securities Corp Home Equity Loan Trust Series 2004-OP1, 1M Libor + 3.38%	5.520	4/25/2034	197,801
73,566	ACE Securities Corp Home Equity Loan Trust Series 2004-OP1, 1M Libor + 3.00%	7.395	4/25/2034	57,076
821,781	ACE Securities Corp Home Equity Loan Trust Series 2004-RM2, 1M Libor + 1.40%	3.413	1/25/2035	662,202
3,721,687	ACE Securities Corp Home Equity Loan Trust Series 2005-HE3, 1M Libor + 0.99%	3.008	5/25/2035	2,853,852
1,291,069	ACE Securities Corp Home Equity Loan Trust Series 2005-WF1, 1M Libor + 3.50%	5.645	5/25/2035	1,270,457
80,193	Adjustable Rate Mortgage Trust 2005-4 (A)	5.104	8/25/2035	80,495
1,609,126	Adjustable Rate Mortgage Trust 2007-1, 1M Libor + 0.15%	2.295	3/25/2037	1,646,898
1,193,603	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-1, 1M Libor + 2.78%	4.868	9/25/2034	1,136,239
209,021	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-1, 1M Libor + 2.33%	4.925	4/25/2034	212,729
372,476	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-3, 1M Libor + 2.85%	4.475	4/25/2034	375,640
916,086	AFC Home Equity Loan Trust, 1M Libor + 0.81%	2.828	6/25/2029	797,385
1,734,720	Alliance Bancorp Trust 2007-OA1, 1M Libor + 0.24%	2.385	7/25/2037	1,603,679
2,217,262	Alternative Loan Trust 2004-29CB	5.500	1/25/2035	334,339
594,681	Alternative Loan Trust 2005-22T1, 1M Libor +5.07% (C)	3.052	6/25/2035	86,119
116,217	Alternative Loan Trust 2005-24, Federal Reserve U.S. 12 month +1.31%	3.756	7/20/2035	44,764
128,953	Alternative Loan Trust 2005-36 (A)	4.150	5/25/2033	17,110
789,066	Alternative Loan Trust 2005-45, 1M Libor +2.05%	4.496	10/20/2035	692,724
1,567,712	Alternative Loan Trust 2005-50CB	6.000	11/25/2035	1,058,591
492,476	Alternative Loan Trust 2005-56, 1M Libor + 0.32%	2.785	11/25/2035	457,135
2,164,517	Alternative Loan Trust 2005-61, 1M Libor +0.42%	2.438	12/25/2035	1,937,438
1,128,236	Alternative Loan Trust 2005-65CB	5.500	12/25/2035	1,058,356
565,980	Alternative Loan Trust 2005-65CB, 1M Libor + 0.75%	2.768	1/25/2036	427,773
651,357	Alternative Loan Trust 2006-36T2, 1M Libor + 0.90%	2.918	12/25/2036	309,427
454,194	Alternative Loan Trust 2006-HY10 (A)	4.161	5/25/2036	421,707
294,588	Alternative Loan Trust 2006-J3	4.750	12/25/2020	259,451
396,609	Alternative Loan Trust 2006- J5	6.500	9/25/2036	206,582
4,764,840	Alternative Loan Trust 2006-OA2, 1M Libor + 0.21%	2.254	5/20/2046	4,073,147
24,531,069	Alternative Loan Trust 2006-OA2 (A)(C)	1.452	5/20/2046	1,239,616
6,823,315	Alternative Loan Trust 2006-OA6, 1M Libor + 0.27%	2.288	7/25/2046	4,550,606
3,357,172	Alternative Loan Trust 2006-OA7, Federal Reserve U.S. 12 month + 0.94%	3.386	6/25/2046	3,072,776
1,559,160	Alternative Loan Trust 2006-OA7, Federal Reserve U.S. 12 month + 0.94%	3.386	6/25/2046	1,460,369
43,342,190	Alternative Loan Trust 2006-OA10 (B)(C)	1.750	8/25/2046	3,291,733
1,948,630	Alternative Loan Trust 2006-OA11, 1M Libor + 0.19%	2.208	9/25/2046	1,855,188
2,287,473	Alternative Loan Trust 2006-OA12, 1M Libor + 0.21%	2.254	9/20/2046	1,858,429
8,086,049	Alternative Loan Trust 2006-OA17 (A)(C)	1.333	12/20/2046	441,975
268,980	Alternative Loan Trust 2006-OA19, 1M Libor + 0.18%	2.224	2/20/2047	214,424
2,606,512	Alternative Loan Trust 2006-OC6, 1M Libor + 0.16%	2.178	7/25/2036	2,554,705
256,044	Alternative Loan Trust Resecuritization 2006-22R	6.250	5/25/2036	194,279
1,623,717	American Home Mortgage Assets Trust 2005-1, 1M Libor + 0.66%	2.678	11/25/2035	1,209,115
972,988	American Home Mortgage Assets Trust 2006-1, 1M Libor + 0.19%	2.335	5/25/2046	890,349
327,049	American Home Mortgage Assets Trust 2006-2, Federal Reserve U.S. 12 month + 0.96%	3.406	9/25/2046	314,021
258,354	American Home Mortgage Assets Trust 2006-2, 1M Libor + 0.19%	2.335	9/25/2046	244,828
1,207,195	American Home Mortgage Assets Trust 2006-4, 1M Libor + 0.21%	2.228	10/25/2046	849,700
4,384,848	American Home Mortgage Assets Trust 2006-6, 1M Libor + 0.19%	2.335	12/25/2046	3,830,188
7,579,279	American Home Mortgage Assets Trust 2007-1, Federal Reserve U.S. 12 month + 0.70%	3.183	2/25/2047	4,750,616
287,394	American Home Mortgage Assets Trust 2007-5, 1M Libor + 0.19%	2.335	6/25/2047	275,170
4,792,694	American Home Mortgage Investment Trust 2005-4, 1M Libor + 0.76%	2.778	11/25/2045	4,025,936
764,541	American Home Mortgage Investment Trust 2006-3, 1M Libor + 0.46%	2.605	12/25/2046	647,209
5,910,464	American Home Mortgage Investment Trust 2007-2, 1M Libor + 0.27%	2.415	3/25/2037	3,724,881
399,665	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2003 12, 1M Libor + 6.00%	5.139	1/25/2034	488,982
643,170	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2003-AR2, 1M Libor + 3.05%	5.063	5/25/2033	523,927
1,322,847	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R3, 1M Libor + 2.76%	4.778	5/25/2034	1,272,716
198,688	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004-R11, 1M Libor + 2.10%	4.118	11/25/2034	190,197
1,171,717	Amortizing Residential Collateral Trust 2001-BC6, 1M Libor + 1.20%	3.218	10/25/2031	1,161,748
219,151	Amortizing Residential Collateral Trust 2001-BC6, 1M Libor + 2.03%	4.043	10/25/2031	169,000
80,248	Amortizing Residential Collateral Trust 2002-BC5, 1M Libor + 1.80%	3.945	7/25/2032	81,692
621,894	Argent Securities Inc Asset Back Pass Thr Certs Ser 2003-W4, 1M Libor +5.25%	4.819	10/25/2033	569,856

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 77.7% (continued)
177,144	Argent Securities Inc Asset Back Pass Thr Certs Ser 2004-W5, 1M Libor +2.93%	4.367	4/25/2034	$175,064
195,392	Argent Securities Inc Asset Back Pass Thr Certs Ser 2004-W5, 1M Libor +3.23%	4.367	4/25/2034	189,672
49,445	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2003-W7, 1M Libor +2.78%	4.125	1/25/2034	46,203
350,356	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2004-W1, 1M Libor +2.18%	4.193	3/25/2034	347,128
811,790	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2004-W10, 1M Libor +2.10%	4.035	10/25/2034	754,945
1,616,473	Argent Securities Trust 2006-M1, 1M Libor + 0.15%	2.168	7/25/2036	1,412,594
333,037	Argent Securities Trust 2006-M2, 1M Libor + 0.15%	2.168	9/25/2036	135,996
4,225,773	Argent Securities Trust 2006-W2, 1M Libor + 0.29%	2.308	3/25/2036	2,723,222
259,492	Asset Backed Securities Corp Home Equity Loan Trust Series 2001-HE1, 1M Libor + 1.73%	3.752	4/15/2031	265,123
77,633	Asset Backed Securities Corp Home Equity Loan Trust Series 2003-HE4, 1M Libor + 3.00%	4.264	8/15/2033	77,992
88,513	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE3, 1M Libor + 2.10%	4.118	6/25/2034	88,653
266,316	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE3, 1M Libor + 2.55%	4.568	6/25/2034	246,455
517,096	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE3, 1M Libor + 2.81%	6.143	6/25/2034	429,096
426,906	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE6, 1M Libor + 2.81%	4.950	9/25/2034	429,203
578,030	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE6, 1M Libor + 3.00%	5.145	9/25/2034	539,895
71,813	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE8, 1M Libor + 1.05%	3.195	12/25/2034	71,203
303,449	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE10, 1M Libor + 1.90%, 144A	3.765	9/25/2034	272,249
418,538	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE10, 1M Libor + 2.75%, 144A	3.765	9/25/2034	370,368
199,370	Asset Backed Securities Corp Home Equity Loan Trust Series 2005-HE2, 1M Libor + 1.23%	3.375	2/25/2035	191,826
1,359,509	Asset Backed Securities Corp Home Equity Loan Trust Series NC 2005-HE4, 1M Libor + 2.03%	4.043	5/25/2035	1,341,348
5,000,000	Asset Backed Securities Corp Home Equity Loan Trust Series OOMC 2006-HE5, 1M Libor + 0.28%	2.425	7/25/2036	4,304,322
1,631,974	Asset-Backed Pass Through Certificates Series 2002-3, 1M Libor + 3.23%	5.243	8/25/2032	1,107,110
355,569	Asset-Backed Pass-Through Certificates Series 2004-R2, 1M Libor + 2.55%	3.976	4/25/2034	348,931
2,199,781	Asset-Backed Pass-Through Certificates Series 2004-R12, 1M Libor + 1.68%	3.698	1/25/2035	2,143,140
32,522	Banc of America Funding 2004-C Trust (A)	4.955	12/20/2034	31,173
92,313	Banc of America Funding 2005-F Trust, 1M Libor + 0.31%	2.354	9/20/2035	71,836
183,516	Banc of America Funding 2005-F Trust (A)	4.163	9/20/2035	173,235
1,891,092	Banc of America Funding 2006-D Trust, 1M Libor + 0.56%	2.604	5/20/2036	955,715
18,729,314	BANK 2017-BNK6, 144A (A)(C)	1.500	7/15/2060	1,584,838
1,658,536	BankUnited Trust 2005-1, 1M Libor + 0.78%	2.925	9/25/2045	1,529,148
500,000	Bayview Financial Acquisition Trust (B)	6.096	12/28/2036	507,643
4,725,919	Bayview Financial Mortgage Pass-Through Certificates Series 2004-D, 1M Libor + 5.25%	7.390	8/28/2044	5,319,413
2,430,000	Bayview Financial Mortgage Pass-Through Trust 2005-C, 1M Libor + 1.35%	3.490	6/28/2044	1,936,859
1,173,161	Bayview Koitere Fund Trust 2019-RN3 Trust (B), 144A	3.967	7/28/2033	1,191,617
1,032,585	Bayview Opportunity Master Fund IVa Trust 2019-RN2 (B), 144A	3.967	3/28/2034	1,039,360
183,754	BCAP LLC Trust 2006-AA2, 1M Libor + 0.17%	2.315	1/25/2037	177,364
653,895	BCMSC Trust 2001-A (A)	8.265	12/15/2030	362,380
1,634,761	Bear Stearns ALT-A Trust 2003-5 (A)	4.317	12/25/2033	1,619,242
498,165	Bear Stearns ALT-A Trust 2003-6 (A)	4.181	1/25/2034	318,159
424,845	Bear Stearns ALT-A Trust 2005-3 (A)	4.018	4/25/2035	403,154
3,771,217	Bear Stearns ALT-A Trust 2005-10, 1M Libor + 0.50%	2.645	1/25/2036	4,141,159
1,676,616	Bear Stearns ALT-A Trust 2006-4 (A)	3.960	8/25/2036	1,431,291
661,851	Bear Stearns ALT-A Trust 2007-2, 1M Libor + 0.17%	2.315	4/25/2037	530,951
50,011	Bear Stearns ARM Trust 2002-1 (A)	4.385	2/25/2024	48,808
118,279	Bear Stearns ARM Trust 2004-6 (A)	3.960	9/25/2034	103,446
133,271	Bear Stearns ARM Trust 2004-7 (A)	4.250	10/25/2034	130,985
131,494	Bear Stearns ARM Trust 2007-4 (A)	4.048	6/25/2047	126,844
59,217	Bear Stearns Asset Backed Securities I Trust 2004-AC5, 1M Libor + 0.40%	2.418	10/25/2034	50,715
643,000	Bear Stearns Asset Backed Securities I Trust 2004-BO1, 1M Libor + 4.00%	6.018	10/25/2034	657,721
293,321	Bear Stearns Asset Backed Securities I Trust 2004-FR2, 1M Libor + 2.85%	4.995	6/25/2034	279,564
499,190	Bear Stearns Asset Backed Securities I Trust 2004-FR3, 1M Libor + 2.70%	4.845	9/25/2034	501,600
912,695	Bear Stearns Asset Backed Securities I Trust 2004-FR3, 1M Libor + 2.85%	4.995	9/25/2034	792,282
185,942	Bear Stearns Asset Backed Securities I Trust 2004-HE6, 1M Libor + 4.13%	5.540	8/25/2034	51,470
182,516	Bear Stearns Asset Backed Securities I Trust 2004-HE7, 1M Libor + 5.63%	5.613	8/25/2034	172,735
195,968	Bear Stearns Asset Backed Securities I Trust 2004-HE7, 1M Libor + 2.10%	4.245	8/25/2034	201,070
604,716	Bear Stearns Asset Backed Securities I Trust 2004-HE8, 1M Libor + 2.63%	4.770	9/25/2034	518,760
587,353	Bear Stearns Asset Backed Securities I Trust 2004-HE8, 1M Libor + 2.10%	4.245	9/25/2034	568,519
1,816,009	Bear Stearns Asset Backed Securities I Trust 2004-HE9, 1M Libor + 2.10%	4.245	11/25/2034	1,872,862
410,028	Bear Stearns Asset Backed Securities I Trust 2004-HE9, 1M Libor + 2.63%	4.770	11/25/2034	288,451
981,225	Bear Stearns Asset Backed Securities I Trust 2004-HE10, 1M Libor + 2.70%	4.845	12/25/2034	1,016,100
582,144	Bear Stearns Asset Backed Securities I Trust 2007-HE2, 1M Libor + 0.17%	2.315	3/25/2037	916,037
885,634	Bear Stearns Asset Backed Securities I Trust 2005-HE4, 1M Libor + 1.88%	4.020	4/25/2035	1,047,937
131,604	Bear Stearns Asset Backed Securities Trust (B)	8.410	10/25/2029	136,387
264,423	Bear Stearns Asset Backed Securities Trust (B)	8.220	10/25/2029	285,868
51,739	Bear Stearns Asset Backed Securities Trust, 1M Libor + 5.63%	5.737	7/25/2034	54,182
253,277	Bear Stearns Asset Backed Securities Trust 2003-AC4 (B)	5.658	9/25/2033	242,084
150,929	Bear Stearns Asset Backed Securities Trust 2003-AC5, 1M Libor + 4.88%	7.020	10/25/2033	155,017
91,923	Bear Stearns Asset Backed Securities Trust 2003-AC6, 1M Libor + 2.65%	4.668	11/25/2033	81,029

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 77.7% (continued)
86,246	Bear Stearns Asset Backed Securities Trust 2003-HE1, 1M Libor + 2.85%	4.995	1/25/2034	$77,695
102,401	Bear Stearns Asset Backed Securities Trust 2003-HE1, 1M Libor + 3.38%	5.520	1/25/2034	24,878
112,358	Bear Stearns Asset Backed Securities Trust 2004-HE1, 1M Libor + 6.00%	5.915	2/25/2034	108,271
147,707	Bear Stearns Asset Backed Securities Trust 2004-HE2, 1M Libor + 2.10%	4.118	3/25/2034	152,049
57,410	Bear Stearns Asset Backed Securities Trust 2004-HE2, 1M Libor + 2.63%	4.643	3/25/2034	58,794
331,640	Bear Stearns Asset Backed Securities Trust 2004-HE2, 1M Libor + 4.88%	5.834	3/25/2034	344,763
101,938	Bear Stearns Asset Backed Securities Trust 2004-SD1 (B)	6.000	12/25/2042	59,695
794,805	Bear Stearns Asset Backed Securities Trust 2005-SD2, 1M Libor + 3.75%	5.895	12/25/2044	820,590
126,104	Bear Stearns Asset Backed Securities Trust 2007-SD2	6.000	2/25/2037	134,913
480,533	Bear Stearns Mortgage Funding Trust 2006-AR1, 1M Libor + 0.26%	2.405	8/25/2036	1,423,537
706,673	Bear Stearns Mortgage Funding Trust 2006-AR5, 1M Libor + 0.16%	2.305	12/25/2046	695,309
522,475	Bear Stearns Mortgage Funding Trust 2006-AR5, 1M Libor + 0.21%	2.355	12/25/2046	2,285,808
301,184	Bear Stearns Mortgage Funding Trust 2007-AR3, 1M Libor + 0.14%	2.158	3/25/2037	292,353
61,619	Bear Stearns Mortgage Funding Trust 2007-SL1, 1M Libor + 0.32%	2.465	3/25/2037	58,456
1	BellaVista Mortgage Trust 2005-2, 1M Libor + 0.25%	2.307	5/20/2045	1
952,683	Business Loan Express Business Loan Trust 2007-A, 1M Libor + 1.10%, 144A	3.144	10/20/2040	890,191
149,179	Carrington Mortgage Loan Trust Series 2004-NC1, 1M Libor + 2.33%	4.470	5/25/2034	149,986
1,262,364	Carrington Mortgage Loan Trust Series 2005-NC1, 1M Libor + 1.17%	3.188	2/25/2035	1,065,690
1,116,074	Carrington Mortgage Loan Trust Series 2006-FRE1, 1M Libor + 0.25%	2.268	4/25/2036	957,216
1,583,013	Carrington Mortgage Loan Trust Series 2006-NC4, 1M Libor + 0.16%	2.178	10/25/2036	1,481,812
2,735,346	Carrington Mortgage Loan Trust Series 2006-NC5, 1M Libor + 0.11%	2.128	1/25/2037	2,661,820
500,000	Carrington Mortgage Loan Trust Series 2007-FRE1, 1M Libor + 0.26%	2.278	2/25/2037	470,911
975,229	C-BASS 2007-CB1 TRUST (B)	5.721	1/25/2037	460,739
2,670,752	C-BASS 2007-CB1 TRUST (B)	5.835	1/25/2037	1,261,528
288,489	C-BASS 2007-CB1 TRUST, 1M Libor + 0.07%	2.088	1/25/2037	121,959
792,273	CDC Mortgage Capital Trust 2003-HE2, 1M Libor + 2.85%	4.995	10/25/2033	801,870
117,598	CDC Mortgage Capital Trust 2003-HE3, 1M Libor + 2.63%	4.770	11/25/2033	117,009
581,470	CDC Mortgage Capital Trust 2004-HE1, 1M Libor + 1.80%	3.945	6/25/2034	597,017
1,719,630	CDC Mortgage Capital Trust 2004-HE3, 1M Libor + 0.92%	3.060	11/25/2034	1,722,873
979,923	CDC Mortgage Capital Trust 2004-HE3, 1M Libor + 1.80%	3.945	11/25/2034	866,275
392,761	Centex Home Equity Loan Trust 2001-B (B)	7.330	7/25/2032	348,098
1,030,496	Centex Home Equity Loan Trust 2004-B, 1M Libor + 1.58%	3.593	3/25/2034	983,229
314,294	Centex Home Equity Loan Trust 2004-D, 1M Libor + 0.69%	2.708	9/25/2034	314,568
142,861	Centex Home Equity Loan Trust 2004-D, 1M Libor + 1.00%	3.018	9/25/2034	143,604
48,894	Chase Funding Loan Acquisition Trust Series 2004-OPT1, 1M Libor + 2.40%	4.418	6/25/2034	48,981
483,205	Chase Funding Trust Series 2003-1, 1M Libor +0.66%	2.678	11/25/2032	475,703
149,792	Chase Funding Trust Series 2003-3	4.885	5/25/2032	96,672
653,132	Chase Mortgage Finance Trust Series 2005-S3	5.500	11/25/2035	646,224
57,595	Chase Mortgage Finance Trust Series 2007-A1 (A)	4.466	2/25/2037	56,405
201,905	Chase Mortgage Finance Trust Series 2007-A1 (A)	4.534	2/25/2037	208,286
1,011,390	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2007-2, 1M Libor + 0.18%, 144A	2.198	5/25/2048	836,389
118,852	Chevy Chase Mortgage Funding Corp. Adj% (A)	2.338	5/25/2035	118,133
641,858	CHL Mortgage Pass-Through Trust 2003-58 (A)	4.658	2/19/2034	629,681
66,051	CHL Mortgage Pass-Through Trust 2004-2 (A)	4.676	3/25/2034	46,644
1,106,371	CHL Mortgage Pass-Through Trust 2004-6 (A)	4.643	5/25/2034	1,031,366
543,534	CHL Mortgage Pass-Through Trust 2005-2, 1M Libor + 0.68%	2.698	3/25/2035	510,627
59,838	CHL Mortgage Pass-Through Trust 2005-11, 1M Libor + 0.27%	2.685	4/25/2035	58,948
89,345	CHL Mortgage Pass-Through Trust 2005-11 (A)	2.863	4/25/2035	75,245
549,655	CHL Mortgage Pass-Through Trust 2005-14	5.500	7/25/2035	341,914
148,133	CHL Mortgage Pass-Through Trust 2007-HYB2 (A)	3.870	2/25/2047	136,333
351,671	CHL Mortgage Pass-Through Trust 2007-J3	6.000	7/25/2037	258,614
3,118,027	CIT Home Equity Loan Trust 2002-2 (B)	6.490	2/25/2031	3,316,331
186,467	Citicorp Mortgage Securities Trust Series 2006-4	6.000	8/25/2036	103,463
115,408	Citicorp Mortgage Securities Trust Series 2007-7 **	0.000	8/25/2037	92,334
5,154,453	Citicorp Residential Mortgage Trust Series 2006-1 (B)	5.086	7/25/2036	3,762,767
1,612,500	Citicorp Residential Mortgage Trust Series 2006-1 (B)	6.142	7/25/2036	1,686,361
1,987,741	Citicorp Residential Mortgage Trust Series 2006-2 (B)	5.996	9/25/2036	690,882
233,894	Citigroup Mortgage Loan Trust 2005-3 (A)	4.595	8/25/2035	210,098
2,782,210	Citigroup Mortgage Loan Trust 2006-AMC1, 1M Libor + 0.26%	2.278	9/25/2036	2,504,706
1,602,641	Citigroup Mortgage Loan Trust 2006-HE1, 1M Libor + 0.75%	2.768	1/25/2036	1,367,014
2,248,055	Citigroup Mortgage Loan Trust 2007-2	6.000	11/25/2036	1,882,465
2,298,785	Citigroup Mortgage Loan Trust 2007-AHL2, 1M Libor + 0.07%	2.088	5/25/2037	1,667,311
335,699	Citigroup Mortgage Loan Trust 2007-AHL3, 1M Libor + 0.17% 144A	2.188	5/25/2037	298,513
113,453	Citigroup Mortgage Loan Trust 2007-AMC2, 1M Libor + 0.08%	2.225	1/25/2037	85,450
110,258	Citigroup Mortgage Loan Trust 2007-AR8 (A)	4.515	7/25/2037	110,445
450,736	Citigroup Mortgage Loan Trust 2007-OPX1 (B)	6.333	1/25/2037	231,034
233,944	Citigroup Mortgage Loan Trust Inc (A)	4.843	2/25/2034	237,519
57,088	Citigroup Mortgage Loan Trust Inc (A)	5.022	3/25/2034	58,406

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 77.7% (continued)
516,424	Citigroup Mortgage Loan Trust Inc, 1M Libor + 1.10%	3.240	2/25/2035	$495,409
328,279	Citigroup Mortgage Loan Trust Inc, 1M Libor + 1.86%	4.005	2/25/2035	315,918
4,481,434	Citigroup Mortgage Loan Trust Inc, 1M Libor + 0.65%	2.668	10/25/2035	2,511,493
745,621	Citigroup Mortgage Loan Trust Inc., 1M Libor + 0.26%	2.278	11/25/2035	621,726
122,449	CitiMortgage Alternative Loan Trust Series 2007-A1	6.000	1/25/2037	121,019
959,425	Conseco Finance Home Equity Loan Trust 2002-B, 1M Libor +5.25%	7.278	5/15/2033	1,027,071
156,011	Countrywide Asset-Backed Certificates, 1M Libor + 3.38%, 144A	5.520	3/25/2032	157,597
558,011	Countrywide Asset-Backed Certificates, 1M Libor + 2.25%	4.395	11/25/2032	561,518
321,147	Countrywide Asset-Backed Certificates, 1M Libor + 2.55%	4.568	4/25/2033	326,611
459,690	Countrywide Asset-Backed Certificates, 1M Libor + 2.10%	4.118	8/25/2033	453,361
802,349	Countrywide Asset-Backed Certificates, 1M Libor + 1.02%	3.165	9/25/2033	781,908
290,313	Countrywide Asset-Backed Certificates, 1M Libor + 1.95%	4.095	3/25/2034	289,875
200,272	Countrywide Asset-Backed Certificates, 1M Libor + 1.88%	3.893	4/25/2034	192,530
21,925	Countrywide Asset-Backed Certificates, 1M Libor + 2.25%	4.268	7/25/2034	22,489
63,577	Countrywide Asset-Backed Certificates, 1M Libor + 1.88%	4.020	10/25/2034	61,892
471,562	Countrywide Asset-Backed Certificates, 1M Libor + 0.50%	2.518	3/25/2036	451,495
107,492	Countrywide Asset-Backed Certificates, 1M Libor + 0.13%	2.148	12/25/2036	101,471
2,575,982	Countrywide Asset-Backed Certificates, 1M Libor + 0.14%	2.158	3/25/2037	2,370,131
2,625,666	Countrywide Asset-Backed Certificates, 1M Libor + 0.16%	2.178	1/25/2046	2,604,505
1,329,288	Countrywide Asset-Backed Certificates, 1M Libor + 0.45%	2.468	3/25/2047	997,566
18,001,848	Countrywide Home Loans Adj%, 144A (C)	4.067	3/25/2035	2,407,599
19,714,092	Countrywide Home Loans Adj%, 144A (C)	3.641	6/25/2035	2,525,049
23,532,278	Countrywide Home Loans Adj%, 144A (C)	3.723	1/25/2036	2,849,933
320,484	Credit Suisse First Boston Mortgage Securities Corp. (A)	5.090	6/25/2032	328,372
205,849	Credit Suisse First Boston Mortgage Securities Corp, 1M Libor + 2.00%	4.145	10/25/2032	205,380
1,594,050	Credit Suisse First Boston Mortgage Securities Corp. (A)	6.734	2/25/2033	1,540,885
108,603	Credit Suisse First Boston Mortgage Securities Corp. (A)	4.102	3/25/2033	105,124
114,483	Credit Suisse First Boston Mortgage Securities Corp, 1M Libor + 3.25%	4.353	4/25/2034	116,660
231,084	Credit Suisse First Boston Mortgage Securities Corp., 1M Libor + 2.00%	4.145	2/25/2035	221,677
1,360,918	Credit-Based Asset Servicing And Securities Adj% (A)	5.895	5/25/2050	1,285,138
928,113	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.95%	3.968	4/25/2032	863,265
573,151	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 3.00%	5.018	5/25/2032	576,880
505,944	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 5.63%	7.643	10/25/2032	473,666
185,308	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.43%	3.443	1/25/2033	185,403
108,178	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 3.00%	3.779	3/25/2034	113,110
221,578	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 3.75%, 144A	3.779	3/25/2034	237,196
145,075	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 4.88%	3.779	3/25/2034	185,331
63,714	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.10%	3.113	1/25/2035	63,743
363,000	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 0.63%	2.775	7/25/2035	342,532
297,894	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 2.70%	4.784	7/25/2035	298,119
3,505,000	Credit-Based Asset Servicing & Securitization LLC	6.000	9/25/2035	2,559,816
74,486	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 0.80%	2.813	7/25/2034	74,850
2,920,000	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 0.70%, 144A	3.068	7/25/2036	2,878,914
445,000	Credit-Based Asset Servicing & Securitization LLC (B)	6.114	4/25/2037	374,163
1,148,040	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 0.34%, 144A	2.485	7/25/2037	791,084
1,339,901	Credit-Based Asset Servicing & Securitization LLC (A)	7.204	1/25/2039	1,298,404
153,113	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-10 (A)	5.750	5/25/2033	142,326
648,784	CSFB Mortgage-Backed Trust Series 2004-7 (A)	5.970	11/25/2034	403,931
441,912	CWABS Asset-Backed Certificates Trust 2005-1 (A)	4.936	7/25/2035	471,702
235,920	CWABS Asset-Backed Certificates Trust 2005-11 (A)	5.210	3/25/2034	238,765
783,000	CWABS Asset-Backed Certificates Trust 2005-4 (A)	5.236	7/25/2035	731,719
5,000,000	CWABS Asset-Backed Certificates Trust 2005-7 (A)	5.115	10/25/2035	4,861,773
119,821	CWABS Inc Asset-Backed Certificates Series 2004-1, 1M Libor +1.80%	3.945	12/25/2033	119,402
2,113,923	CWABS Inc Asset-Backed Certificates Trust 2004-4, 1M Libor +4.50%	6.518	8/25/2033	1,869,393
13,488	CWABS Inc Asset-Backed Certificates Trust 2004-5, 1M Libor +3.00%	5.018	4/25/2034	13,295
308,073	CWABS Inc Asset-Backed Certificates Trust 2004-5, 1M Libor +2.33%	4.343	5/25/2034	296,255
90,627	CWABS Inc Asset-Backed Certificates Trust 2004-5, 1M Libor +0.86%	2.873	8/25/2034	90,013
2,731,223	CWHEQ Revolving Home Equity Loan Trust Series 2005-B, 1M Libor + 0.18%	2.207	5/15/2035	2,662,786
595,383	CWHEQ Revolving Home Equity Loan Trust Series 2006-D, 1M Libor + 0.20%	2.228	5/15/2036	572,707
1,724,478	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5/DE, 1M Libor + 0.40%	2.545	8/25/2047	1,087,826
1,042,491	Deutsche Mtge Securities Adj% (A)	2.366	5/28/2037	235,318
27,443	DSLA Mortgage Loan Trust 2004-AR3, 1M Libor + 1.65%	3.707	7/19/2044	25,254
86,357	DSLA Mortgage Loan Trust 2005-AR1, 1M Libor + 0.33%	2.717	2/19/2045	16,774
1,130,932	DSLA Mortgage Loan Trust 2007-AR1, 1M Libor + 0.18%	2.237	4/19/2047	1,049,305
1,007,443	Emc Mortgage Trust Loan Trust Adj% (A)	4.695	5/25/2039	862,479
681,206	EquiFirst Mortgage Loan Trust 2004-3, 1M Libor + 2.63%	4.643	12/25/2034	671,729
368,074	EquiFirst Mortgage Loan Trust 2004-3, 1M Libor + 3.90%	5.918	12/25/2034	196,360
850,860	EquiFirst Mortgage Loan Trust 2005-1, 1M Libor + 1.80%	3.945	4/25/2035	812,931

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 77.7% (continued)
9,282,110	Fannie Mae REMICS, 1M Libor + 6.05% (C)	4.032	3/25/2039	$386,448
13,304,268	Fannie Mae REMICS, 1M Libor + 6.15% (C)	4.132	4/25/2040	947,699
2,834,182	Fannie Mae REMICS, 1M Libor + 6.58% (C)	4.562	8/25/2041	188,916
9,451,265	Fannie Mae REMICS, 1M Libor + 6.10% (C)	4.082	1/25/2043	2,202,840
7,335,840	Fannie Mae REMICS, 1M Libor + 6.05% (C)	4.032	3/25/2047	1,324,994
9,136,154	Fannie Mae REMICS, 1M Libor + 6.05% (C)	4.032	3/25/2047	1,712,818
6,371,346	Fannie Mae REMICS, 1M Libor + 6.15% (C)	4.132	9/25/2047	1,304,970
9,096,940	Fannie Mae REMICS, 1M Libor + 6.20% (C)	4.182	9/25/2048	1,246,124
281,641	FBR Securitization Trust, 1M Libor + 0.68%	2.820	10/25/2035	205,221
56,612	Finance America Mortgage Loan Trust 2004-1, 1M Libor + 1.73%	3.811	6/25/2034	56,917
583,790	Finance America Mortgage Loan Trust 2004-1, 1M Libor + 2.18%	3.811	6/25/2034	576,304
135,821	First Franklin Mortgage Loan Asset Backed Certificates, 1M Libor + 2.10%	4.118	5/25/2034	119,826
640,958	First Franklin Mortgage Loan Trust 2002-FF4, 1M Libor + 1.58%	3.720	2/25/2033	525,435
130,794	First Franklin Mortgage Loan Trust 2002-FFA, 1M Libor + 2.00%	4.018	9/25/2032	134,164
995,888	First Franklin Mortgage Loan Trust 2003-FFH1, 1M Libor + 2.63%	4.770	9/25/2033	971,061
3,176,792	First Franklin Mortgage Loan Trust 2003-FFH2, 1M Libor + 2.37%	4.515	2/25/2034	3,156,595
591,477	First Franklin Mortgage Loan Trust 2004-FF5, 1M Libor + 2.40%	4.545	8/25/2034	593,859
1,148,388	First Franklin Mortgage Loan Trust 2004-FF7, 1M Libor + 2.18%	4.320	9/25/2034	1,153,243
744,203	First Franklin Mortgage Loan Trust 2004-FF7 (B)	5.500	9/25/2034	705,534
1,113,339	First Franklin Mortgage Loan Trust 2004-FF8, 1M Libor + 1.43%	3.570	10/25/2034	1,112,836
925,228	First Franklin Mortgage Loan Trust 2004-FFH4, 1M Libor +2.70%	4.718	1/25/2035	820,444
5,616,720	First Franklin Mortgage Loan Trust 2005-FF9, 1M Libor + 0.54%	2.955	10/25/2035	5,686,556
4,506,470	First Franklin Mortgage Loan Trust Series 2006-FF18, 1M Libor 0.23%	2.248	12/25/2037	7,250,365
5,198,649	First NLC Trust 2005-1, 1M Libor + 0.65%	2.099	5/25/2035	4,605,266
1,544,649	First NLC Trust 2007-1, 1M Libor + 0.28%, 144A	2.425	8/25/2037	1,014,837
1,876,924	Freddie Mac Military Housing Bonds Resecuritization Trust Certificates 2015-R1, 144A (A)	5.496	11/25/2052	1,919,941
2,883,365	Freddie Mac REMICS, 1M Libor + 6.70% (C)	4.673	2/15/2042	365,857
8,389,032	Freddie Mac REMICS, 1M Libor + 6.00% (C)	3.972	6/15/2042	1,581,754
7,526,138	Freddie Mac REMICS, 1M Libor + 6.10% (C)	4.073	12/15/2044	1,361,657
8,276,170	Freddie Mac REMICS, 1M Libor + 6.18% (C)	4.152	6/15/2045	1,443,834
587,333	Freddie Mac REMICS, 1M Libor + 6.00% (C)	3.972	5/15/2046	103,561
3,849,683	Freddie Mac REMICS, 1M Libor + 6.10% (C)	4.073	5/15/2047	859,244
12,130,960	Freddie Mac REMICS, 1M Libor + 6.15% (C)	4.123	9/15/2047	2,138,384
9,944,491	Freddie Mac REMICS, 1M Libor + 6.20% (C)	4.173	5/15/2048	1,238,969
186,516	Fremont Home Loan Trust 2004-1, 1M Libor + 0.83%	2.843	2/25/2034	185,972
40,418	Fremont Home Loan Trust 2004-B, 1M Libor + 2.33%	4.470	5/25/2034	40,967
484,016	Fremont Home Loan Trust 2004-C, 1M Libor + 1.73%	3.870	8/25/2034	441,765
580,977	GE Capital Mortgage Services Corp. 1999-HE3 Trust (A)	7.775	10/25/2029	617,522
188,187	GE Capital Mortgage Services Inc Adj% (A)	7.905	7/25/2029	94,063
1,275,053	Global Mortgage Securitization Ltd., 1M Libor + 0.27%, 144A	2.288	4/25/2032	1,234,909
2,513,890	Global Mortgage Securitization Ltd., 144A	5.250	4/25/2032	2,414,417
1,065,830	GMACM Mortgage Loan Trust 2004-GH1 (B)	5.000	7/25/2035	1,035,300
8,836,452	Government National Mortgage Association (A)(C)	1.376	3/16/2047	353,439
11,583,795	Government National Mortgage Association (A)(C)	0.719	2/16/2051	531,887
7,863,978	Government National Mortgage Association (A)(C)	0.584	8/16/2051	306,367
47,573,066	Government National Mortgage Association (A)(C)	0.381	11/16/2052	967,548
12,388,276	Government National Mortgage Association (A)(C)	0.865	5/16/2057	779,205
24,077,274	Government National Mortgage Association (A)(C)	0.740	2/16/2059	1,584,794
112,160	GreenPoint Mortgage Funding Trust Series 2006-AR3, 1M Libor + 0.23%	2.375	4/25/2036	151,092
1,523,166	GreenPoint Mortgage Funding Trust Series 2006-AR8, 1M Libor + 0.21%	2.355	1/25/2047	1,491,011
535,828	GreenPoint Mortgage Loan Trust 2004-1, 1M Libor + 0.58%	2.593	10/25/2034	470,387
1,532,768	GSAA Home Equity Trust 2005-2, 1M Libor + 2.18%	4.320	12/25/2034	1,570,822
4,176,000	GSAA Home Equity Trust 2005-6, 1M Libor + 1.20%	3.345	6/25/2035	3,982,790
73,226	GSAA Home Equity Trust 2006-3, 1M Libor + 0.08%	2.098	3/25/2036	40,741
1,692,000	GSAA Trust (B)	5.760	11/25/2034	1,730,725
47,284	GSAMP Trust 2003-FM1, 1M Libor + 2.78%	4.819	3/20/2033	49,183
83,148	GSAMP Trust 2004-OPT, 1M Libor + 2.55%	4.695	11/25/2034	62,221
89,597	GSAMP Trust 2004-WF, 1M Libor + 2.48%	4.620	10/25/2034	79,885
5,937,386	GSAMP Trust 2006-HE3, 1M Libor + 0.28%	2.425	5/25/2046	4,940,561
1,278,301	GSAMP Trust 2007-FM1, 1M Libor + 0.12%	2.138	12/25/2036	752,570
2,040,411	GSMPS Mortgage Loan Trust 2003-3, (A)	7.075	6/25/2043	661,290
203,042	GSMPS Mortgage Loan Trust 2006-RP1, 1M Libor + 0.35%, 144A	2.368	1/25/2036	177,719
172,759	GSR Mortgage Loan Trust 2003-2F	4.750	3/25/2032	172,731
30,069	GSR Mortgage Loan Trust 2004-7 (A)	3.916	6/25/2034	29,216
2,789,453	GSR Mortgage Loan Trust 2006-4F,1M Libor + 0.35%	2.368	5/25/2036	486,997
1,243,454	GSR Mortgage Loan Trust 2006-9F, 1M Libor + 0.35%	2.368	10/25/2036	352,675
25,656	GSR Mortgage Loan Trust 2006-AR2 (A)	4.153	4/25/2036	23,023
1,729,804	GSR Mortgage Loan Trust 2006-OA1, 1M Libor + 0.26%	2.405	8/25/2046	935,034

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 77.7% (continued)
490,897	HarborView Mortgage Loan Trust 2004-8, 1M Libor + 0.94%	2.997	11/19/2034	$220,099
5,518,043	HarborView Mortgage Loan Trust 2005-13, 1M Libor + 0.56%	2.742	2/19/2036	4,639,282
3,983,493	HarborView Mortgage Loan Trust 2006-8, 1M Libor + 0.19%	2.359	7/21/2036	3,446,884
7,436,354	HarborView Mortgage Loan Trust 2006-10, 1M Libor + 0.24%	2.297	11/19/2036	6,334,294
5,257,667	HarborView Mortgage Loan Trust 2007-1, 1M Libor + 0.18%	2.237	3/19/2037	4,154,113
2,426,162	Helios Issuer LLC Series 2017-1, 144A	8.000	9/20/2049	2,522,652
237,122	Home Equity Asset Trust, 1M Libor + 2.55%	4.695	3/25/2033	238,569
1,333,643	Home Equity Asset Trust, 1M Libor + 3.50%	5.645	3/25/2034	1,266,538
263,366	Home Equity Asset Trust, 1M Libor + 2.50%	4.645	4/25/2034	259,200
518,522	Home Equity Asset Trust, 1M Libor + 2.60%	4.618	8/25/2034	757,860
770,660	Home Equity Asset Trust, 1M Libor + 1.50%	3.645	3/25/2035	772,460
267,048	Home Equity Asset Trust 2002-2, 1M Libor + 1.85%	3.995	6/25/2032	250,674
923,930	Home Equity Asset Trust 2004-4, 1M Libor + 2.75%	4.895	10/25/2034	951,056
215,407	Home Equity Asset Trust 2004-6, 1M Libor + 1.65%	3.795	12/25/2034	216,264
1,128,406	Home Equity Asset Trust 2005-4, 1M Libor + 1.68%	3.825	10/25/2035	1,099,853
137,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D, 1M Libor + 0.44%	2.458	3/25/2036	131,492
6,091,363	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-D, 1M Libor + 0.16%	2.178	11/25/2036	5,035,000
228,253	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-E, 1M Libor + 0.12%	2.138	4/25/2037	168,740
795,049	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2007-A, 1M Libor + 0.22%	2.238	4/25/2037	631,553
1,855,667	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2007-A, 1M Libor + 0.24%	2.258	4/25/2037	1,399,462
515,478	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2001-C, 1M Libor + 2.18%	4.193	12/25/2032	472,469
117,416	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2003-A (B)	4.927	4/25/2033	135,239
392,170	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-B, 1M Libor + 2.18%	4.193	11/25/2034	396,612
98,106	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-B, 1M Libor + 3.15%	4.910	11/25/2034	102,556
188,582	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C, 1M Libor + 1.58%	3.443	3/25/2035	188,475
414,881	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C, 1M Libor + 1.88%	3.593	3/25/2035	417,027
357,381	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C, 1M Libor + 1.43%	3.893	3/25/2035	354,449
240,744	HomeBanc Mortgage Trust 2004-2, 1M Libor + 0.98%	2.993	12/25/2034	233,024
876,148	HomeBanc Mortgage Trust 2005-1, 1M Libor + 1.25%	3.268	3/25/2035	892,093
4,730,897	HSI Asset Securitization Corp Trust 2007-WF1, 1M Libor + 0.27%	2.415	5/25/2037	5,263,302
453,975	IMC Home Equity Loan Trust 1998-1 (B)	7.530	6/20/2029	458,801
5,628	IMC Home Equity Loan Trust 1998-5 (B)	6.560	12/20/2029	5,764
118,294	Impac CMB Trust Series 2004-4, 1M Libor + 2.25%	4.268	9/25/2034	118,733
718,953	Impac CMB Trust Series 2004-11, 1M Libor + 0.74%	2.758	3/25/2035	715,568
229,568	Impac CMB Trust Series 2004-6, 1M Libor + 1.95%	4.095	10/25/2034	218,913
309,780	Impac CMB Trust Series 2005-2, 1M Libor + 0.65%	2.663	4/25/2035	308,068
61,956	Impac CMB Trust Series 2005-2, 1M Libor + 0.74%	2.753	4/25/2035	60,115
1,003,687	Impac CMB Trust Series 2005-2, 1M Libor + 0.77%	2.783	4/25/2035	936,344
171,284	Impac CMB Trust Series 2005-2, 1M Libor + 1.13%	3.270	4/25/2035	163,819
114,189	Impac CMB Trust Series 2005-2, 1M Libor + 2.48%	4.620	4/25/2035	111,588
112,397	Impac CMB Trust Series 2005-3, 1M Libor + 0.60%	2.618	8/25/2035	94,889
73,579	Impac CMB Trust Series 2005-6, 1M Libor + 3.38%	5.393	10/25/2035	77,738
82,724	Impac Secured Assets CMN Owner Trust	6.500	4/25/2033	73,647
4,078,435	Impac Secured Assets Corp Series 2004-4, 1M Libor + 1.65%	3.795	2/25/2035	3,357,771
2,012,963	IndyMac IMJA Mortgage Loan Trust 2007-A1	6.000	8/25/2037	1,422,275
4,011,889	IndyMac IMSC Mortgage Loan Trust 2007-HOA1, 1M Libor + 0.18%	2.325	7/25/2047	3,444,489
153,752	IndyMac INDA Mortgage Loan Trust 2006-AR3 (A)	4.306	12/25/2036	147,723
106,325	IndyMac INDX Mortgage Loan Trust 2004-AR5, 1M Libor + 0.80%	2.818	8/25/2034	101,720
1,738,535	IndyMac INDX Mortgage Loan Trust 2004-AR6 (A)	4.390	10/25/2034	1,790,868
1,491,829	IndyMac INDX Mortgage Loan Trust 2004-AR14, 1M Libor + 0.72%	2.738	1/25/2035	1,293,701
5,661,946	IndyMac INDX Mortgage Loan Trust 2005-AR18, 1M Libor + 0.31%	2.455	10/25/2036	4,391,305
524,569	IndyMac INDX Mortgage Loan Trust 2005-AR23 (A)	4.038	11/25/2035	506,246
86,027	IndyMac INDX Mortgage Loan Trust 2006-AR6, 1M Libor + 0.20%	2.345	6/25/2046	76,750
965,022	IndyMac INDX Mortgage Loan Trust 2006-AR8, 1M Libor + 0.31%	2.248	7/25/2046	940,802
959,481	IndyMac INDX Mortgage Loan Trust 2006-AR29, 1M Libor + 0.08%	2.225	11/25/2036	929,174
1,175,634	IndyMac INDX Mortgage Loan Trust 2006-AR29, 1M Libor + 0.17%	2.315	11/25/2036	1,143,497
699,236	JP Morgan Alternative Loan Trust (A)	4.119	5/25/2036	548,857
957,411	JP Morgan Mortgage Trust 2005-A1 (A)	4.684	2/25/2035	580,131
161,738	JP Morgan Mortgage Trust 2006-A6 (A)	4.066	10/25/2036	144,258
349,988	JP Morgan Mortgage Trust 2006-A7 (A)	4.173	1/25/2037	338,218
182,720	JP Morgan Mortgage Trust 2006-S3	6.500	8/25/2036	129,916
71,820	Lehman Mortgage Trust 2005-3	6.000	1/25/2036	75,146
4,757,681	Lehman XS Trust Series 2005-5N, 1M Libor + 0.36%	2.505	11/25/2035	4,541,589
6,700,019	Lehman XS Trust Series 2005-9N, Federal Reserve U.S. 12 month + 1.06%	3.506	2/25/2036	6,395,083
138,993	Lehman XS Trust Series 2007-1, 1M Libor + 0.23%	2.375	2/25/2037	95,878
1,797,055	Lehman XS Trust Series 2007-6, 1M Libor + 0.21%	2.228	5/25/2037	1,532,128
785,957	Lehman XS Trust Series 2007-7N, 1M Libor + 0.24%	2.385	6/25/2047	721,962
1,311,906	Lehman XS Trust Series 2007-12N, 1M Libor + 0.20%	2.218	7/25/2047	1,282,217

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 77.7% (continued)
254,041	Lehman XS Trust Series 2007-16N, 1M Libor + 0.85%	2.868	9/25/2047	$254,612
1,000,000	LoanCore 2019-CRE2 Issuer Ltd., 1M Libor + 2.45%, 144A	4.478	5/9/2036	1,006,875
5,200,001	Long Beach Mortgage Loan Trust 2001-2, 1M Libor + 1.95% ^	0.000	7/25/2031	379,600
56,327	Long Beach Mortgage Loan Trust 2001-4, 1M Libor + 2.48%	4.493	3/25/2032	59,898
25,612	Long Beach Mortgage Loan Trust 2003-3, 1M Libor + 2.78%	4.793	7/25/2033	26,570
106,221	Long Beach Mortgage Loan Trust 2003-4, 1M Libor + 2.63%	4.643	8/25/2033	108,350
54,491	Long Beach Mortgage Loan Trust 2004-4, 1M Libor + 1.65%	3.668	10/25/2034	52,761
140,310	Long Beach Mortgage Loan Trust 2004-5, 1M Libor + 1.80%	3.818	9/25/2034	149,311
70,706	Long Beach Mortgage Loan Trust 2004-5, 1M Libor + 1.95%	3.968	9/25/2034	76,653
4,513,470	Long Beach Mortgage Loan Trust 2005-1, 1M Libor + 1.43%	3.443	2/25/2035	4,451,166
534,463	MASTR Adjustable Rate Mortgages Trust 2004-10 (A)	4.386	10/25/2034	335,506
441,565	MASTR Alternative Loan Trust 2006-2, 1M Libor + 0.35%	2.495	3/25/2036	79,300
287,017	MASTR Alternative Loan Trust 2006-2, 1M Libor + 0.40%	2.545	3/25/2036	52,390
3,000,000	Mastr Asset Backed Securities Trust 2004-HE1, 1M Libor + 3.75%	5.895	9/25/2034	3,021,545
657,256	Mastr Asset Backed Securities Trust 2004-OPT2, 1M Libor +2.85%	4.995	9/25/2034	556,861
62,489	Mastr Asset Backed Securities Trust 2004-WMC3, 1M Libor + 0.96%	2.978	10/25/2034	62,645
120,211	Mastr Asset Backed Securities Trust 2005-NC1, 1M Libor + 1.20%	3.345	12/25/2034	121,465
107,715	MASTR Asset Securitization Trust 2004-3	5.500	3/25/2034	96,453
332,556	Mastr Specialized Loan Trust, 144A (B)	5.750	7/25/2035	358,910
1,076,068	Merrill Lynch Alternative Note Asset Trust Series 2007-OAR4, 1M Libor + 0.25%	2.395	8/25/2037	1,030,701
1,088,197	Merrill Lynch Mortgage Investors Trust Series 2003-HE1, 1M Libor + 2.48%	4.620	7/25/2034	1,089,975
228,992	Merrill Lynch Mortgage Investors Trust Series 2004-HE2, 1M Libor + 4.35%	6.495	8/25/2035	201,091
491,885	Merrill Lynch Mortgage Investors Trust Series 2004-WMC2, 1M Libor + 2.78%	4.793	12/25/2034	485,103
1,519,535	Merrill Lynch Mortgage Investors Trust Series 2005-A6, 1M Libor +0.65%	2.668	8/25/2035	1,220,012
437,285	Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, 1M Libor + 0.80%	2.940	9/25/2035	437,252
828,187	Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, 1M Libor + 5.63%	7.770	9/25/2035	775,979
1,296,385	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-3 (A)	4.394	10/25/2036	1,281,098
864,415	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3 (A)	4.248	9/25/2037	578,812
18,243	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3 (A)	4.375	9/25/2037	17,903
99,794	Merrill Lynch Mortgage Investors Trust Series MLMI 2004-A1 (A)	4.642	2/25/2034	90,997
197,506	Morgan Stanley ABS Capital I Inc Trust 2001-WF1, 1M Libor + 1.58%	3.593	9/25/2031	202,980
83,858	Morgan Stanley ABS Capital I Inc Trust 2003-HE1, 1M Libor + 2.85%	4.995	5/25/2033	83,449
703,110	Morgan Stanley ABS Capital I Inc Trust 2003-NC5, 1M Libor + 4.95%	6.968	4/25/2033	702,954
164,100	Morgan Stanley ABS Capital I Inc Trust 2003-NC7, 1M Libor + 5.63%	7.643	6/25/2033	169,673
568,546	Morgan Stanley ABS Capital I Inc Trust 2003-NC8, 1M Libor + 5.40%	7.643	9/25/2033	550,779
420,215	Morgan Stanley ABS Capital I Inc Trust 2003-NC8, 1M Libor + 5.63%	7.418	9/25/2033	415,462
732,187	Morgan Stanley ABS Capital I Inc Trust 2003-NC10, 1M Libor + 5.63%	7.643	10/25/2033	765,656
19,356	Morgan Stanley ABS Capital I Inc Trust 2004-HE4, 1M Libor + 3.15%	5.295	5/25/2034	20,776
1,365,296	Morgan Stanley ABS Capital I Inc Trust 2004-HE6, 1M Libor + 2.03%	4.043	8/25/2034	1,242,383
482,902	Morgan Stanley ABS Capital I Inc Trust 2004-HE8, 1M Libor + 1.95%	4.095	9/25/2034	477,428
94,624	Morgan Stanley ABS Capital I Inc Trust 2004-HE8, 1M Libor + 2.70%	4.845	9/25/2034	91,892
1,681,740	Morgan Stanley ABS Capital I Inc Trust 2004-HE9, 1M Libor + 1.58%	3.720	11/25/2034	1,586,966
49,209	Morgan Stanley ABS Capital I Inc Trust 2004-NC7, 1M Libor + 1.73%	3.743	7/25/2034	48,340
601,235	Morgan Stanley ABS Capital I Inc Trust 2004-NC8, 1M Libor + 1.88%	3.893	9/25/2034	599,966
69,219	Morgan Stanley ABS Capital I Inc Trust 2004-NC8, 1M Libor + 2.78%	4.793	9/25/2034	72,079
1,500,428	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 1M Libor + 1.43%	3.570	1/25/2035	1,386,004
1,366,815	Morgan Stanley ABS Capital I Inc Trust 2005-HE1, 1M Libor + 1.31%	3.323	12/25/2034	1,305,224
492,840	Morgan Stanley ABS Capital I Inc Trust 2005-HE2, 1M Libor + 1.02%	3.038	1/25/2035	463,011
1,100,106	Morgan Stanley ABS Capital I Inc Trust 2005-NC1, 1M Libor + 1.10%	3.240	1/25/2035	1,048,769
312,669	Morgan Stanley ABS Capital I Inc Trust 2005-NC1, 1M Libor + 1.88%	4.020	1/25/2035	317,590
1,890,911	Morgan Stanley ABS Capital I Inc Trust 2005-NC2, 1M Libor + 1.04%	3.053	3/25/2035	1,215,100
1,610,635	Morgan Stanley ABS Capital I Inc Trust 2005-WMC2, 1M Libor + 0.98%	2.993	2/25/2035	1,160,840
200,000	Morgan Stanley ABS Capital I Inc Trust 2005-WMC4, 1M Libor + 1.05%	3.068	4/25/2035	197,519
4,232,858	Morgan Stanley ABS Capital I Inc Trust 2006-HE7, 1M Libor + 0.23%	2.248	9/25/2036	2,417,881
7,500,000	Morgan Stanley ABS Capital I Inc Trust 2006-WMC1, 1M Libor + 0.38%	2.525	12/25/2035	6,677,816
4,151,900	Morgan Stanley ABS Capital I Inc Trust 2006-WMC2, 1M Libor + 0.09%	2.108	7/25/2036	2,041,579
358,527	Morgan Stanley ABS Capital I Inc Trust 2007-HE3, 1M Libor + 0.06%	2.205	12/25/2036	220,794
44,810	Morgan Stanley Dean Witter Capital I Inc Trust 2001-NC1, 1M Libor + 0.95%	2.963	10/25/2031	90,506
1,352,257	Morgan Stanley Home Equity Loan Trust 2007-2, 1M Libor + 0.10%	2.118	4/25/2037	900,267
1,745,215	Morgan Stanley IXIS Real Estate Capital Trust 2006-2, 1M +0.15%	2.168	11/25/2036	882,496
20,949,213	Morgan Stanley Mortgage Loan Trust 2007-7AX, 1M Libor + 0.32%	2.465	4/25/2037	1,933,673
236,959	Mortgage IT Trust 2004-2, 1M Libor + 0.83%	2.970	12/25/2034	238,684
365,216	Mortgage IT Trust 2005-2, 1M Libor + 1.65%	2.955	5/25/2035	367,581
105,636	Mortgage IT Trust 2005-2, 1M Libor + 0.81%	3.750	5/25/2035	108,599
2,500,000	Nationstar Home Equity Loan Trust 2007-A, 1M Libor + 0.28%	2.298	3/25/2037	2,318,681
1,048,129	New Century Home Equity Loan Trust 2003-6, 1M Libor + 4.76%	6.908	1/25/2034	1,083,513
192,734	New Century Home Equity Loan Trust 2004-1, 1M Libor + 2.33%	4.470	5/25/2034	193,255
84,439	New Century Home Equity Loan Trust 2004-3, 1M Libor + 1.73%	3.870	11/25/2034	82,419

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 77.7% (continued)
4,903,909	New Century Home Equity Loan Trust 2005-1, 1M Libor + 1.20%	3.345	3/25/2035	$3,615,862
3,631,418	New Century Home Equity Loan Trust 2005-2, 1M Libor + 1.02%	3.038	6/25/2035	2,235,666
450,296	New Century Home Equity Loan Trust 2006-2, 1M Libor + 0.16%	2.305	8/25/2036	436,262
1,645,534	New Century Home Equity Loan Trust Series 2003-2, 1M Libor + 3.00%	5.145	12/25/2032	1,513,501
174,454	New Century Home Equity Loan Trust Series 2003-3, 1M Libor + 5.63%	7.770	7/25/2033	149,603
389,198	New Century Home Equity Loan Trust Series 2003-5 (B)	6.000	11/25/2033	398,136
4,181,855	New Residential Mortgage LLC, 144A	5.670	5/25/2023	4,235,033
2,000,000	New Residential Mortgage Loan Trust 2018-NQM1, 144A (A)	5.283	11/25/2048	2,122,582
146,422	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2004-AR1, 1M Libor +1.10%	3.118	8/25/2034	147,707
319,841	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2006-AF1 (A)	4.757	6/25/2036	288,193
1,281,027	Novastar Home Equity Loan Adj% (A)	4.568	6/25/2034	1,246,748
206,661	NovaStar Mortgage Funding Trust Series 2003-3, 1M Libor + 1.13%	3.143	12/25/2033	206,921
1,851,750	NovaStar Mortgage Funding Trust Series 2004-1, 1M Libor + 2.70%	4.718	6/25/2034	1,684,398
98,506	NovaStar Mortgage Funding Trust Series 2004-3, 1M Libor + 2.78%	4.793	12/25/2034	86,791
2,500,000	NovaStar Mortgage Funding Trust Series 2004-4, 1M Libor + 2.55%	4.568	3/25/2035	2,343,484
3,304,068	NovaStar Mortgage Funding Trust Series 2005-1, 1M Libor + 1.77%	3.788	6/25/2035	2,218,442
637,767	NovaStar Mortgage Funding Trust Series 2006-MTA1, 1M Libor + 0.38%	1.632	9/25/2046	604,247
2,191,246	NovaStar Mortgage Funding Trust Series 2007-1, 1M Libor + 0.13%	2.148	3/25/2037	1,635,183
439,085	Option One Mortgage Loan Trust 2004-1, 1M Libor + 2.03%	4.170	1/25/2034	417,961
298,286	Option One Mortgage Loan Trust 2004-1, 1M Libor + 2.48%	4.620	1/25/2034	274,035
321,953	Option One Mortgage Loan Trust 2004-2, 1M Libor + 1.58%	3.720	5/25/2034	306,758
593,107	Option One Mortgage Loan Trust 2004-2, 1M Libor + 2.70%	4.845	5/25/2034	508,645
5,984,902	Optone Delware Trust Adj% (A)(C)	2.261	2/26/2038	4,358,501
266,083	Origen Manufactured Housing	7.820	3/15/2032	269,508
973,029	Ownit Mortgage Loan Trust Series 2004-1, 1M Libor + 2.78%	4.793	7/25/2035	1,233,515
5,277,343	Ownit Mortgage Loan Trust Series 2005-3, 1M Libor + 0.68%	2.820	6/25/2036	5,054,956
601,894	Ownit Mortgage Loan Trust Series 2006-2 (B)	6.133	1/25/2037	612,127
1,064,585	Park Place Securities Inc Asset-Backed Pass-Through Certificates Ser 2004-WHQ1, 1M Libor +2.78%	4.920	9/25/2034	992,583
319,077	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW3, 1M Libor + 0.48%	2.625	8/25/2035	320,743
2,627,840	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WLL, 1M Libor + 1.11%, 144A	3.255	3/25/2035	1,723,367
2,845,021	Park Place Securities Inc Series 2005-WCW1, 1M Libor + 0.66%	3.135	9/25/2035	999,109
189,648	People’s Choice Home Loan Securities Trust Series 2004-2, 1M Libor + 1.73%	3.870	10/25/2034	192,405
173,534	People’s Choice Home Loan Securities Trust Series 2004-2, 1M Libor + 2.70%	4.845	10/25/2034	126,418
97,377	Popular ABS Mortgage Pass-Through Trust 2005-5 (B)	3.984	11/25/2035	97,980
980,213	Popular ABS Mortgage Pass-Through Trust 2005-A, 1M Libor + 1.65%	3.668	6/25/2035	894,606
700,000	Popular ABS Mortgage Pass-Through Trust 2005-B, 1M Libor + 1.90%	3.918	8/25/2035	659,031
11,280,744	Popular ABS Mortgage Pass-Through Trust 2006-E, 1M Libor + 0.28%	2.425	1/25/2037	9,442,249
453,158	Prime Mortgage Trust 2006-1	5.500	6/25/2036	472,007
992,000	Prime Mortgage Trust 2006-CL1, 1M Libor + 0.40%	2.545	2/25/2035	794,107
695,000	Prime Mortgage Trust 2006-CL1, 1M Libor + 0.48%	2.625	2/25/2035	506,046
325,000	Provident Bank Home Equity Loan Trust 1998-4, 1M Libor + 3.50%	5.518	1/25/2030	329,768
836,174	Provident Bank Home Equity Loan Trust 1999-3, 1M Libor + 0.39%	3.046	1/25/2031	765,671
250,113	Provident Bank Home Equity Loan Trust 1999-3, 1M Libor + 0.42%	3.106	1/25/2031	232,542
2,208,548	Quest Trust, 1M Libor + 5.25%, 144A	4.590	12/25/2033	2,058,126
347,716	Quest Trust, 1M Libor + 4.88%	6.893	2/25/2034	347,658
325,067	RAAC Series 2004-SP3 Trust, 1M Libor + 1.85%	3.868	9/25/2034	180,232
169,201	RAAC Series 2005-SP2 Trust, 1M Libor + 0.30%	2.318	6/25/2044	155,318
462,017	RAAC Series 2007-RP4 Trust, 1M Libor + 0.35%, 144A	2.368	11/25/2046	444,274
15,581	RALI Series 2003-QS9 Trust, 1M Libor + 0.45%	2.468	5/25/2020	15,187
6,711,265	RALI Series 2005-QO1 Trust, 1M Libor +0.38%	2.398	8/25/2035	3,590,525
397,228	RALI Series 2005-QS7 Trust	5.500	6/25/2035	390,105
3,582,292	RALI Series 2006-QO7 Trust, + 0.80%	3.246	9/25/2046	3,425,149
830,941	RALI Series 2006-QO8 Trust, 1M Libor + 0.20%	2.218	10/25/2046	808,595
54,832	RALI Series 2006-QS7 Trust, 1M Libor + 0.40%	2.418	6/25/2036	41,887
67,378,117	RALI Series 2006-QS12 Trust (A)(C)	0.463	9/25/2036	1,011,558
835,092	RALI Series 2007-QH5 Trust, 1M Libor + 0.25%	2.395	6/25/2037	43,571
727,614	RALI Series 2007-QH7 Trust, 1M Libor + 0.27%	2.415	8/25/2037	400,523
297,057	RAMP Series 2003-RS9 Trust, 1M Libor + 2.70%	4.718	10/25/2033	298,614
6,258	RAMP Series 2004-SL1 Trust, 1M Libor + 1.90%	3.918	10/25/2031	6,304
1,000,000	RAMP Series 2005-EFC4 Trust, 1M Libor + 0.63%	2.648	9/25/2035	975,334
409,322	RAMP Series 2005-RS8 Trust, 1M Libor + 0.50%	2.518	9/25/2035	402,825
751,191	RAMP Series 2006-RS1 Trust, 1M Libor +0.41	2.428	1/25/2036	382,971
1,189,165	RASC Series 2004-KS1 Trust, 1M Libor + 1.58%	3.593	2/25/2034	1,174,756
1,844,466	RASC Series 2004-KS6 Trust	5.119	7/25/2034	1,384,469
3,000,000	RASC Series 2005-KS6 Trust, 1M Libor + 1.88%	3.893	7/25/2035	3,053,209
329,710	Renaissance Home Equity Loan Trust 2002-3, 1M Libor + 5.25%	7.268	12/25/2032	222,065
1,640,168	Residential Asset Securitization Trust 2003-A4	5.750	5/25/2033	1,285,246
28,423,091	Residential Asset Securitization Trust 2005-A11CB (A)(C)	0.319	10/25/2035	258,451

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 77.7% (continued)
2,031,983	Residential Asset Securitization Trust 2007-A1	6.000	3/25/2037	$1,178,366
1,675,104	Residential Asset Securitization Trust 2007-A2	6.000	4/25/2037	1,473,848
2,000,406	Residential Asset Securitization Trust 2007-A8	6.000	8/25/2037	1,646,893
2,955,114	Residential Asset Securitization Trust 2007-A9 (A)(C)	7.000	9/25/2037	818,590
268,944	SACO I Inc., 144A (A)	5.558	4/25/2039	266,254
905,017	SACO I Trust 2006-3, 1M Libor + 0.36%	2.378	4/25/2036	895,282
241,942	SACO I Trust 2006-6, 1M Libor + 0.26%	2.405	6/25/2036	236,837
196,596	Salomon Brothers Mortgage Securities	7.000	12/25/2027	191,008
443,119	Salomon Brothers Mortgage Securities, 1M Libor + 1.35%	3.368	1/25/2032	446,151
618,856	SASCO Mortgage Loan Trust 2004-GEL2 (B)	5.500	5/25/2034	648,414
719,805	SASCO Mortgage Loan Trust 2004-GEL2 (B)	5.500	5/25/2034	657,839
122,675	SASCO Mortgage Loan Trust 2005-GEL1, 1M Libor +0.83%	2.970	12/25/2034	122,942
293,342	Saxon Asset Securities Trust 2002-3, 1M Libor + 2.59%	4.733	12/25/2032	275,063
261,730	Saxon Asset Securities Trust 2003-3, 1M Libor + 2.93%	5.070	12/25/2033	222,301
61,464	Saxon Asset Securities Trust 2004-2, 1M Libor + 1.91%	4.050	8/25/2035	62,258
948,250	Saxon Asset Securities Trust 2005-1, 1M Libor + 3.53%	5.670	5/25/2035	55,806
4,500,000	Saxon Asset Securities Trust 2007-4, 1M Libor + 3.00%, 144A	5.018	12/25/2037	2,289,452
64,944	Securitized Asset Backed Receivables LLC Trust 2004-NC1, 1M Libor + 1.73%	3.870	5/25/2034	65,273
152,284	Securitized Asset Backed Receivables LLC Trust 2004-NC1, 1M Libor + 2.18%	4.320	2/25/2034	142,946
30,746	Securitized Asset Backed Receivables LLC Trust 2004-NC1, 1M Libor + 3.00%	5.145	2/25/2034	25,654
141,886	Securitized Asset Backed Receivables LLC Trust 2004-NC3, 1M Libor + 1.68%	3.825	9/25/2034	127,236
252,839	Security National Mortgage Loan Trust Adj%	2.418	2/25/2035	236,303
149,154	Sequoia Mortgage Trust 2007-1 (A)	4.055	2/20/2047	140,920
269,775	Sequoia Mortgage Trust 9, 1M Libor + 1.13%	3.169	9/20/2032	248,677
200,000	SG Mortgage Securities Trust 2006-OPT2, 1M Libor + 0.15%	2.295	10/25/2036	186,293
203,619	Soundview Home Loan Trust 2004-WMC1	3.218	1/25/2035	203,195
2,234,461	Soundview Home Loan Trust 2006-3, 1M Libor + 0.16%	2.305	11/25/2036	2,205,928
402,752	Soundview Home Loan Trust 2007-OPT2, 1M Libor + 0.18%	2.325	7/25/2037	372,340
1,492,641	Soundview Home Loan Trust 2007-OPT4, 1M Libor + 1.00%	3.145	9/25/2037	1,201,165
4,786,496	Soundview Home Loan Trust 2007-OPT5, 1M Libor + 1.30%	3.445	10/25/2037	3,954,038
166,394	Specialty Underwriting & Residential Finance Trust Series 2003-BC2, 1M Libor + 4.50%	6.518	6/25/2034	168,270
235,103	Specialty Underwriting & Residential Finance Trust Series 2004-BC1, 1M Libor + 1.95%	3.968	2/25/2035	235,538
443,457	Specialty Underwriting & Residential Finance Trust Series 2004-BC1, 1M Libor + 2.55%	4.568	2/25/2035	407,891
24,755	Specialty Underwriting & Residential Finance Trust Series 2004-BC3, 1M Libor + 2.63%	4.643	7/25/2035	24,987
1,763,585	Specialty Underwriting & Residential Finance Trust Series 2006-BC5, 1M Libor + 0.15%	2.295	11/25/2037	1,261,913
2,067,890	Structured Adjustable Rate Mortgage Loan Trust Series 2005-18 (A)	4.017	9/25/2035	1,854,126
191,352	Structured Asset Investment Loan Trust, 1M Libor + 4.50%	6.518	10/25/2033	211,153
260,149	Structured Asset Investment Loan Trust 2003-BC2, 1M Libor + 1.38%	3.398	4/25/2033	264,126
145,759	Structured Asset Investment Loan Trust 2003-BC4, 1M Libor + 4.88%	7.020	6/25/2033	138,339
68,262	Structured Asset Investment Loan Trust 2003-BC8, 1M Libor + 2.63%	4.643	8/25/2033	68,148
851,404	Structured Asset Investment Loan Trust 2003-BC8, 1M Libor + 4.50%	6.518	8/25/2033	808,116
473,390	Structured Asset Investment Loan Trust 2003-BC10, 1M Libor + 4.50%	6.645	10/25/2033	492,997
508,601	Structured Asset Investment Loan Trust 2004-5, 1M Libor + 3.00%	5.145	6/25/2034	509,701
116,825	Structured Asset Investment Loan Trust 2004-8, 1M Libor + 0.93%	3.075	9/25/2034	116,503
215,835	Structured Asset Investment Loan Trust 2004-8, 1M Libor + 1.73%	3.870	9/25/2034	216,502
71,562	Structured Asset Investment Loan Trust 2004-9, 1M Libor + 2.78%	4.920	10/25/2034	71,523
512,216	Structured Asset Investment Loan Trust 2004-BNC2, 1M Libor + 1.28%	3.420	12/25/2034	521,517
5,886,465	Structured Asset Mortgage Investments II Trust 2005-AR2, 1M Libor + 0.46%	2.478	5/25/2045	5,107,089
678,727	Structured Asset Mortgage Investments II Trust 2006-AR3, 1M Libor + 0.21%	2.228	4/25/2036	675,849
47,963	Structured Asset Mortgage Investments II Trust 2006-AR7, 1M Libor +0.20%	2.345	8/25/2036	66,187
885,967	Structured Asset Mortgage Investments II Trust 2007-AR7 (A)	3.662	8/25/2047	815,065
631,868	Structured Asset Securities Corp (A), 144A	4.865	7/25/2035	510,434
1,197,615	Structured Asset Securities Corp 2005-S1, 1M Libor + 1.05%	3.195	3/25/2035	2,359,836
466,410	Structured Asset Securities Corp Assistance Loan Trust 2003-AL1, 144A	3.357	4/25/2031	456,464
48,692	Structured Asset Securities Corp Mortgage Pass-Through Certificates Series 2001-SB1	3.375	8/25/2031	47,653
181,420	Structured Asset Securities Corp Mortgage Pass-Through Certificates Series 2003-36XS (B)	5.404	11/25/2033	112,813
171,251	Structured Asset Securities Corp Mortgage Pass-Through Certificates Series 2004-6XS (B)	5.670	3/25/2034	180,993
453,886	Structured Asset Securities Corp Pass-Through Certificates Series 2002-AL1	3.450	2/25/2032	443,148
864,300	SunTrust Alternative Loan Trust 2006-1F	6.000	4/25/2036	761,057
155,773	Terwin Mortgage Trust 2003-7SL, 144A (A), 144A	8.000	12/25/2033	145,912
464,863	Terwin Mortgage Trust 2004-7HE, 1M Libor + 0.85%, 144A	2.995	7/25/2034	448,193
1,070,129	Terwin Mortgage Trust 2004-18SL, 144A (A), 144A	8.000	10/25/2034	1,025,203
376,242	Terwin Mortgage Trust 2006-HF-1, 144A (A), 144A	4.560	2/25/2037	389,330
177,562	Terwin Mortgage Trust Series TMTS 2003-2HE (A)	6.000	7/25/2034	162,477
58,070	Terwin Mortgage Trust Series TMTS 2003-5SL, 144A (A)	8.000	10/25/2034	54,861
1,450,736	Truman Capital Mortgage Loan Trust, 1M Libor + 4.13%, 144A	6.143	1/25/2034	1,493,280
1,479,528	UCFC Home Equity Loan Trust 1998-D	7.750	4/15/2030	1,435,788
186,634	Voyager CNTYW Delaware Trust, 144A (C)	19.960	2/16/2036	161,392
731,863	WaMu Mortgage Pass-Through Certificates Series 2006-AR4 Trust, 1M Libor + 1.50%	2.641	5/25/2046	706,319
2,106,528	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-1 Trust, 1M Libor +0.37%	2.515	2/25/2037	1,225,666

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 77.7% (continued)
585,279	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OA1 Trust, Federal Reserve U.S. 12 month + 0.71%	3.156	12/25/2046	$559,747
2,434,091	Washington Mutural Asset-Backed Certificates WMABS Series 2006-HE5 Trust, 1M Libor + 0.06%	2.205	10/25/2036	1,232,274
920,355	Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust, 1M Libor + 2.82%	4.965	10/25/2034	803,204
1,056,238	Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust, 144A (A)	5.000	10/25/2034	995,984
1,042,148	Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust, 1M Libor + 4.50%, 144A	6.645	10/25/2034	962,737
322,971	Wells Fargo Home Equity Asset-Backed Securities 2005-1 Trust, 1M Libor + 3.75%	5.895	4/25/2035	346,560
1,775,415	Wells Fargo Home Equity Asset-Backed Securities 2005-1 Trust, 1M Libor + 3.75%, 144A	5.895	4/25/2035	1,851,880
217,067	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, 1M Libor + 0.95%	3.570	4/25/2034	208,482
67,422	Wells Fargo Mortgage Backed Securities 2003-G Trust, (A)	4.761	7/25/2033	56,220
443,193	Wells Fargo Mortgage Backed Securities 2004-BB Trust (A)	4.946	1/25/2035	453,855
207,788	Wells Fargo Mortgage Backed Securities 2004-C Trust (A)	5.194	4/25/2034	115,367
63,372	Wells Fargo Mortgage Backed Securities 2005-AR8 Trust (A)	4.978	6/25/2035	62,346
225,529	Yale Mortgage Loan Trust 2007-1, 144A, 1M Libor + 0.40%	2.545	6/25/2037	95,559
	TOTAL NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $536,523,947)			571,462,653

	COMMERCIAL MORTGAGE BACKED SECURITIES - 8.6%
280,084	Bayview Commercial Asset Trust 2003-2, 144A, 1M Libor + 3.23%	5.370	12/25/2033	285,633
144,633	Bayview Commercial Asset Trust 2004-3, 144A, 1M Libor + 2.40%	4.545	1/25/2035	146,378
589,709	Bayview Commercial Asset Trust 2005-2, 144A, 1M Libor + 0.48%	2.625	8/25/2035	571,359
766,518	Bayview Commercial Asset Trust 2005-2, 144A, 1M Libor + 0.61%	2.755	8/25/2035	740,455
156,560	Bayview Commercial Asset Trust 2005-2, 144A, 1M Libor + 0.62%	2.765	8/25/2035	149,964
156,560	Bayview Commercial Asset Trust 2005-2, 144A, 1M Libor + 0.66%	2.805	8/25/2035	149,150
946,016	Bayview Commercial Asset Trust 2005-3, 1M Libor + 0.44%	2.585	11/25/2035	917,501
65,156	Bayview Commercial Asset Trust 2005-3, 144A, 1M Libor + 0.49%	2.635	11/25/2035	62,901
602,003	Bayview Commercial Asset Trust 2005-3, 144A, 1M Libor + 0.51%	2.655	11/25/2035	579,240
72,709	Bayview Commercial Asset Trust 2005-3, 144A, 1M Libor + 0.60%	2.745	11/25/2035	70,158
1,305,953	Bayview Commercial Asset Trust 2005-3, 144A, 1M Libor + 1.10%	3.245	11/25/2035	1,247,061
498,287	Bayview Commercial Asset Trust 2005-4, 144A, 1M Libor + 0.50%	2.645	1/25/2036	476,384
255,216	Bayview Commercial Asset Trust 2005-4, 144A, 1M Libor + 0.61%	2.755	1/25/2036	244,429
37,206	Bayview Commercial Asset Trust 2006-1, 144A, 1M Libor + 0.38%	2.525	4/25/2036	35,904
39,311	Bayview Commercial Asset Trust 2006-1, 144A, 1M Libor + 0.40%	2.545	4/25/2036	37,907
262,136	Bayview Commercial Asset Trust 2006-2, 144A, 1M Libor + 0.31%	2.455	7/25/2036	253,571
76,389	Bayview Commercial Asset Trust 2006-2, 144A, 1M Libor + 0.35%	2.495	7/25/2036	72,968
1,628,550	Bayview Commercial Asset Trust 2006-2, 144A, 1M Libor + 0.42%	2.565	7/25/2036	1,560,996
1,381,251	Bayview Commercial Asset Trust 2006-4, 144A, 1M Libor + 0.23%	2.375	12/25/2036	1,339,740
1,734,632	Bayview Commercial Asset Trust 2006-4, 144A, 1M Libor + 0.29%	2.435	12/25/2036	1,629,077
2,570,191	Bayview Commercial Asset Trust 2006-SP2, 144A, 1M Libor + 0.47%	2.615	1/25/2037	2,351,638
797,684	Bayview Commercial Asset Trust 2006-SP2, 1M Libor + 0.49%	2.635	1/25/2037	726,955
1,441,133	Bayview Commercial Asset Trust 2006-SP2, 144A, 1M Libor + 1.20%	3.345	1/25/2037	1,969,713
160,209	Bayview Commercial Asset Trust 2007-1, 144A, 1M Libor + 0.22%	2.365	3/25/2037	153,248
568,791	Bayview Commercial Asset Trust 2007-1, 1M Libor + 0.29%	2.435	3/25/2037	526,760
2,131,105	Bayview Commercial Asset Trust 2007-2, 144A, 1M Libor + 0.32%	2.465	7/25/2037	2,018,581
2,254,669	Bayview Commercial Asset Trust 2007-4, 1M Libor + 0.55%	2.568	9/25/2037	2,066,011
3,937,686	Bayview Commercial Asset Trust 2007-5, 144A, 1M Libor + 1.00%	3.145	10/25/2037	3,929,768
13,628,500	Bayview Commercial Asset Trust 2007-5, 1M Libor + 1.50%	3.645	10/25/2037	9,428,217
8,500,000	Bayview Commercial Asset Trust 2007-6, 144A, 1M Libor + 1.50%	3.645	12/25/2037	8,146,912
560,724	Bayview Commercial Asset Trust 2008-1, 144A, 1M Libor + 1.50%	3.645	1/25/2038	564,153
1,388,151	Bayview Commercial Asset Trust Adj% TM (A)	2.475	7/25/2036	1,327,811
856,932	Bayview Commercial Asset Trust Adj% TM (A)	2.705	1/25/2037	780,796
4,000,000	Bayview Financial Mortgage Pass-Through Certificates Series 2004-D, 1M Libor + 3.38%	5.520	4/25/2036	3,185,308
2,000,000	BTH-20 Mortgage-Backed Securities Trust, 1M Libor +2.50%	4.600	9/21/2020	2,002,866
1,791,188	CBA Commercial Small Balance Commercial Mortgage, 144A, (B)	5.540	1/25/2039	1,492,012
1,244,893	Cherrywood SB Commercial Mortgage Loan Trust 2016-1, 144A, 1M Libor + 2.65%	4.795	3/25/2049	1,258,020
1,496,000	Cherrywood SB Commercial Mortgage Loan Trust 2016-1, 144A (A)	7.254	3/25/2049	1,776,214
40,298,466	Citigroup Commercial Mortgage Trust 2015-GC27, 1M Libor (C)	1.575	2/10/2048	2,425,583
503,780	GE Business Loan Trust 2006-1, 144A, 1M Libor + 0.20%	2.228	5/15/2034	490,037
245,746	GE Business Loan Trust 2006-1, 144A, 1M Libor + 0.42%	2.447	5/15/2034	230,996
2,200,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7 (A)	6.273	4/17/2045	169,000
1,500,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7 (A)	6.273	4/15/2045	183,472
84,641	JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 (A)	5.464	1/15/2049	84,447
5,000,000	Lehman Brothers Small Balance Commercial Mortgage Trust 2007-2, 144A, 1M Libor + 0.60%	2.745	6/25/2037	3,927,274
15,153,000	Wells Fargo Commercial Mortgage Trust 2016-C34, 1M Libor (C)	2.196	6/17/2049	1,688,468
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $56,601,436)			63,475,036

	CORPORATE BONDS - 3.9%
	FINANCIAL - 3.9%
3,500,000	Freedom Mortgage Corp. 144A	10.750	4/1/2024	3,456,250
5,320,000	Freedom Mortgage Corp. 144A	8.125	11/15/2024	4,921,000
3,000,000	Freedom Mortgage Corp. 144A	8.250	4/15/2025	2,767,500

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS (continued) - 3.9%
14,000,000	Ocwen Financial Corp. 144A	8.375	11/15/2022	$11,760,000
5,900,000	TitleMax Finance Corp. 144A	11.125	4/1/2023	5,479,625
	TOTAL CORPORATE BONDS (Cost $30,493,841)			28,384,375

	OTHER MORTGAGE BACKED SECURITIES - 1.0%
1,415,368	Conseco Financial Corp. (A)	7.950	11/15/2026	998,802
3,580,391	Conseco Financial Corp. (A)	6.830	4/1/2030	3,325,359
1,416,043	Conseco Financial Corp. 1M Libor + 5.25%	7.278	4/15/2032	1,543,123
887,362	Conseco Finance Securitizations Corp. (A)	7.690	3/1/2031	816,091
2,877,243	Conseco Finance Securitizations Corp. (A)	9.922	12/1/2032	408,667
73,109	Irwin Home Equity Loan Trust 2006-1, 1M Libor + 0.42%, 144A	2.438	9/25/2035	71,363
189,400	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2006-S1, 1M Libor + 0.62%, 144A	2.765	1/25/2036	241,318
	TOTAL OTHER MORTGAGE BACKED SECURITIES (Cost $7,156,062)			7,404,723

	U.S. GOVERNMENT TREASURY - 6.1%
10,000,000	United States Treasury Bill **	0.000	10/24/2019	9,988,580
5,000,000	United States Treasury Bill **	0.000	11/29/2019	4,985,188
5,000,000	United States Treasury Bill **	0.000	12/12/2019	4,982,283
15,000,000	United States Treasury Note	2.500	1/31/2021	15,142,383
10,000,000	United States Treasury Note	2.500	2/28/2021	10,103,711
	TOTAL U.S. GOVERNMENT TREASURY (Cost $44,947,982)			45,202,145

	TERM LOAN - 0.4%
2,992,500	Blackstone Mortgage Trust Adj%	4.983	4/16/2026	3,009,348
	TOTAL TERM LOANS (Cost $2,985,411)

Shares
	SHORT TERM INVESTMENTS - 3.3%
	MONEY MARKET FUNDS - 3.3%
3,160,526	Dreyfus Treasury & Agency Cash Management - Institutional Class to yield 2.08% *	3,160,526
20,941,407	Goldman Sachs Financial Square Funds - Government Fund Government Fund, to yield 2.12% *	20,941,407
	TOTAL MONEY MARKET FUNDS (Cost $24,101,933)	24,101,933

	TOTAL INVESTMENTS - 101.0% (Cost - $702,810,612)	$743,040,213
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.0)%	(7,266,853)
	NET ASSETS - 100.0%	$735,773,360

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2019.

**	Zero Coupon Bond

^	Fair Valued by the Board of Trustees in good faith using significant unobservable inputs.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At September 30, 2019 144A, securities amounted to $122,118,808 or 16.6% of net assets.

LIBOR - London Interbank Offered Rate

(A)	Variable rate security.

(B)	STEP Coupon Bond

(C)	Interest only variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The rate shown represents the rate at September 30, 2019.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

ASSETS
Investment in securities (identified cost $702,810,612), at fair value	$743,040,213
Cash	46,736
Receivable for Fund shares sold	1,333,352
Interest receivable	2,936,071
Receivable for securities sold	1,289,509
Prepaid expenses and other assets	68,625
TOTAL ASSETS	748,714,506

LIABILITIES
Payable for investments purchased	8,239,713
Payable for Fund shares redeemed	1,050,916
Investment advisory fees payable	970,435
Due to broker	2,430,924
Payable to related parties	74,704
Distribution (12b-1) fees payable	35,267
Accrued expenses and other liabilities	139,187
TOTAL LIABILITIES	12,941,146
NET ASSETS	$735,773,360

Net Assets Consist Of:
Paid in capital	$745,782,487
Accumulated loss	(10,009,127)
NET ASSETS	$735,773,360

Net Asset Value Per Share:
Class A Shares:
Net Assets	$135,705,129
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	12,364,438
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.98
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$11.65

Class C Shares:
Net Assets	$9,046,372
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	826,831
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.94

Class I Shares:
Net Assets	$591,021,859
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	53,794,932
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.99

(a)	On investments of $1 million or more, the maximum sales charge will not apply.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2019

INVESTMENT INCOME
Interest income	$29,520,228
TOTAL INVESTMENT INCOME	29,520,228

EXPENSES
Investment advisory fees	13,496,325
Distribution (12b-1) Fees:
Class A	306,651
Class C	66,712
Administrative services fees	654,316
Third Party Administrative Servicing Fees	491,613
Custodian fees	96,685
Transfer agent fees	132,116
Accounting services fees	121,332
Printing and postage expenses	107,948
Registration fees	83,286
Professional fees	65,792
Broker Margin Interest Expense	47,904
Compliance officer fees	35,940
Trustees fees and expenses	14,629
Insurance expense	11,993
Other expenses	44,217
TOTAL EXPENSES	15,777,459
Less: Fees waived by the Adviser	(756,882)
NET EXPENSES	15,020,577
NET INVESTMENT INCOME	14,499,651

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss from security transactions	(2,770,714)
Net change in unrealized appreciation on investments	11,799,444

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,028,730

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,528,381

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
FROM OPERATIONS
Net investment income	$14,499,651	$12,673,992
Net realized gain (loss) from security transactions	(2,770,714)	1,431,417
Net change in unrealized appreciation of investments	11,799,444	10,256,328
Net increase in net assets resulting from operations	23,528,381	24,361,737

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(2,214,940)
Class C	—	(82,398)
Class I	—	(17,773,972)
From return of capital:
Class A	(2,518,164)	(792,606)
Class C	(150,591)	(54,746)
Class I	(11,460,617)	(9,516,039)
Total distributions paid: *
Class A	(4,554,568)	—
Class C	(197,567)	—
Class I	(22,702,118)	—
Net decrease in net assets resulting from distributions to shareholders	(41,583,625)	(30,434,701)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	157,293,030	68,092,113
Class C	6,335,710	3,487,038
Class I	351,886,466	463,873,326
Net asset value of shares issued in reinvestment of distributions:
Class A	6,876,150	2,905,332
Class C	315,714	128,770
Class I	28,736,976	21,686,169
Payments for shares redeemed:
Class A	(81,004,128)	(82,367,783)
Class C	(1,594,914)	(290,115)
Class I	(414,376,680)	(147,141,115)
Net increase in net assets resulting from shares of beneficial interest	54,468,324	330,373,735

TOTAL INCREASE IN NET ASSETS	36,413,080	324,300,771

NET ASSETS
Beginning of Year	699,360,280	375,059,509
End of Year **	$735,773,360	$699,360,280

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information.

**	Net Assets - End of Period includes undistributed net investment loss of $0 as of September 30, 2018.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
SHARE ACTIVITY
Class A:
Shares sold	14,174,276	5,990,016
Shares reinvested	628,272	257,716
Shares redeemed	(7,335,110)	(7,233,501)
Net increase (decrease) in shares of beneficial interest outstanding	7,467,438	(985,769)

Class C:
Shares sold	575,881	307,396
Shares reinvested	28,920	11,455
Shares redeemed	(145,406)	(25,583)
Net increase in shares of beneficial interest outstanding	459,395	293,268

Class I:
Shares sold	31,764,467	40,789,414
Shares reinvested	2,623,088	1,923,705
Shares redeemed	(37,417,260)	(12,918,714)
Net increase (decrease) in shares of beneficial interest outstanding	(3,029,705)	29,794,405

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended	Year Ended	Period Ended
Class A	September 30, 2019		September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$11.26		$11.36	$10.64	$10.00
Activity from investment operations:
Net investment income (2)	0.19		0.26	0.26	0.44
Net realized and unrealized gain on investments	0.14		0.24	0.92	0.64
Total from investment operations	0.33		0.50	1.18	1.08
Less distributions from:
Net investment income	(0.40)		(0.43)	(0.39)	(0.34)
Return of capital	(0.21)		(0.17)	(0.07)	(0.10)
Total distributions	(0.61)		(0.60)	(0.46)	(0.44)
Net asset value, end of period	$10.98		$11.26	$11.36	$10.64
Total return (3)	3.16%		4.53%	11.29%	10.97	% (6)
Net assets, at end of period (000s)	$135,705		$55,124	$66,837	$14,493
Ratio of gross expenses to average net assets (4)	2.35	% (7)	2.33%	2.43%	3.25	% (5)
Ratio of net expenses to average net assets	2.25	% (7)	2.24%	2.24%	2.24	% (5)
Ratio of net investment income to average net assets	1.73%		2.27%	2.38%	4.82	% (5)
Portfolio Turnover Rate	29%		34%	10%	28	% (6)

(1)	The Deer Park Total Return Credit Fund Class A shares commenced operations on October 16, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived fees or absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.01% for the year ended September 30, 2019 attributed to broker margin interest expense on options, which is not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended	Period Ended
Class C	September 30, 2019		September 30, 2018	September 30, 2017 (1)
Net asset value, beginning of period	$11.23		$11.36	$10.00
Activity from investment operations:
Net investment income (2)	0.10		0.16	0.02
Net realized and unrealized gain on investments	0.15		0.25	1.54
Total from investment operations	0.25		0.41	1.56
Less distributions from:
Net investment income	(0.35)		(0.39)	(0.13)
Return of capital	(0.19)		(0.15)	(0.07)
Total distributions	(0.54)		(0.54)	(0.20)
Net asset value, end of period	$10.94		$11.23	$11.36
Total return (3)	2.30%		3.67%	6.51	% (6)
Net assets, at end of period (000s)	$9,046		$4,127	$842
Ratio of gross expenses to average net assets (4)	3.10	% (7)	3.08%	3.18	% (5)
Ratio of net expenses to average net assets	3.00	% (7)	2.99%	2.99	% (5)
Ratio of net investment income to average net assets	0.95%		1.40%	0.41	% (5)
Portfolio Turnover Rate	29%		34%	10	% (6)

(1)	The Deer Park Total Return Credit Fund Class C shares commenced operations on April 6, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived fees or absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.01% for the year ended September 30, 2019 attributed to broker margin interest expense on options, which is not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended	Year Ended	Period Ended
Class I	September 30, 2019		September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$11.26		$11.37	$10.65	$10.00
Activity from investment operations:
Net investment income (2)	0.23		0.28	0.29	0.49
Net realized and unrealized gain on investments	0.14		0.24	0.91	0.62
Total from investment operations	0.37		0.52	1.20	1.11
Less distributions from:
Net investment income	(0.42)		(0.46)	(0.41)	(0.35)
Return of capital	(0.22)		(0.17)	(0.07)	(0.11)
Total distributions	(0.64)		(0.63)	(0.48)	(0.46)
Net asset value, end of period	$10.99		$11.26	$11.37	$10.65
Total return (3)	3.40%		4.70%	11.51%	11.32	% (6)
Net assets, at end of period (000s)	$591,022		$640,110	$307,380	$33,655
Ratio of gross expenses to average net assets (4)	2.10	% (7)	2.08%	2.18%	3.00	% (5)
Ratio of net expenses to average net assets	2.00	% (7)	1.99%	1.99%	1.99	% (5)
Ratio of net investment income to average net assets	2.04%		2.49%	2.64%	5.07	% (5)
Portfolio Turnover Rate	29%		34%	10%	28	% (6)

(1)	The Deer Park Total Return Credit Fund Class I shares commenced operations on October 16, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived fees or absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.01% for the year ended September 30, 2019 attributed to broker margin interest expense on options, which is not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2019

1.	ORGANIZATION

The Deer Park Total Return Credit Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek income and capital appreciation. The Fund commenced operations on October 16, 2015.

The Fund currently offers Class A shares, Class C shares and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which can be waived by the Adviser. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in preparation of the Fund’s financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does- not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies may be valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. In accordance with the Trust’s valuation policies and procedures, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-advisers, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-advisers based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Options Transactions – The Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Non-Agency Residential Mortgage Backed Securities	$—	$571,083,053	$379,600	$571,462,653
Commercial Mortgage Backed Securities	—	63,475,036	—	63,475,036
Corporate Bonds	—	28,384,375	—	28,384,375
Other Mortgage Backed Securities	—	7,404,723	—	7,404,723
U.S. Government Treasury	—	45,202,145	—	45,202,145
Term Loan	—	3,009,348	—	3,009,348
Short-Term Investments	24,101,933	—	—	24,101,933
Total	$24,101,933	$718,558,680	$379,600	$743,040,213

*	See Portfolio of Investments for industry classification.

Transfers between Level 2 and Level 3 generally relate to whether significant unobservable inputs are used for the fair value measurements. There were no transfers into or out of Level 3 of the fair value hierarchy during the year ended September 30, 2019.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Non-Agency Residential
Mortgage Backed
Securities
Beginning Value	$379,166
Total realized gain (loss)	—
Appreciation (Depreciation)	434
Purchases	—
Proceeds from Sales	—
Net transfers in/out of level 3	—
Ending Value	$379,600

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2019, are as follows:

	Fair Value at	Valuation
	September 30, 2019	Technique	Unobservable Inputs
Deer Park Total Return Credit Fund

Non-Agency Residential Mortgage Backed Securities

Long Beach Mortgage Loan Trust 2001-2	$379,600	Expected bankruptcy settlement proceeds based on recent auction bids	Expected future cash payments

Interest Only Securities – The Funds may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (FDIC) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

“book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for the open 2016 - 2018 tax years, or expected to be taken in the Fund’s 2019 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Ohio (Nebraska in prior years) and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Fund’s financial statements All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Should the Fund invest in derivative instruments, it would be exposed to market risk and would be disclosed in the portfolio of investments.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Funds by failing to discharge an obligation. A concentration of counterparty risk would exist if that part of the Fund’s cash were held at the broker. The Fund could be unable to recover assets held at the prime broker, including assets directly traceable to the Fund, in the event of the broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and U.S. Government securities, amounted to $328,687,316 and $197,886,834, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC, serves as the Fund’s investment adviser (the “Adviser”). The Adviser has engaged Deer Park Road Management Company, LP, Inc. as the primary sub-adviser (the “Sub-Adviser”) to the Fund. The Adviser compensates the Sub-Adviser for its services from the management fees received from the Fund.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.84% of the Fund’s average daily net assets. For the year ended September 30, 2019, the Fund incurred $13,496,325 in advisory fees of which $970,435 is payable as of September 30, 2019 and included in the Statement of Assets and Liabilities under the Liabilities section.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until January 31, 2020, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary to ensure that the total expenses incurred by the Fund (excluding

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser))), not incurred in the ordinary course of the Fund’s business) do not exceed 2.24% per annum of Class A average daily net assets, 2.99% per annum of Class C average daily net assets and 1.99% per annum for Class I average daily net assets (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Operating Expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate the Waiver Agreement at any time.

For the year ended September 30, 2019, the Adviser waived fees of $756,882 pursuant to the Waiver Agreement.

The following amounts previously waived or reimbursed by the Adviser are subject to recapture by the following dates:

9/30/2020	9/30/2021	9/30/2022
$353,690	$480,246	$756,882

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each of its Class A and Class C shares (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Co-Advisers. Class I shares do not incur a 12b-1 fee. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the year ended September 30, 2019, the Fund paid $306,651 and $66,712 to the Distributor for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares for the year ended September 30, 2019, the Distributor received $219,588 from front-end sales charges of which $31,610 was retained by the principal underwriter or other affiliated broker-dealers.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$27,454,256	$20,073,310
Long-Term Capital Gain	—	—
Return of Capital	14,129,369	10,361,391
	$41,583,625	$30,434,701

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(14,673,189)	$(35,105,375)	$—	$39,769,437	$(10,009,127)

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

The difference between book basis and tax basis unrealized depreciation and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $14,129,369.

At September 30, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

			Capital Loss
Non-Expiring	Non-Expiring		Carryforward
Short-Term	Long-Term	Total	Limitation
$7,257,392	$1,896,877	$9,154,269	$25,951,106

As a result of the acquisition of another Fund, $8,428,186 and $17,522,920 of short-term and long-term capital loss carryover, respectively, remains to be recognized in future years. This amount is subject to an annual limitation of $112,216 under tax rules.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$703,270,776	$55,140,384	$(15,370,947)	$39,769,437

7.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Deer Park Total Return Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Deer Park Total Return Credit Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended and for the period from October 16, 2015 (commencement of operations) through September 30, 2016 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 16, 2015 (commencement of operations) through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of September 30, 2019, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC advised investment companies since 2010.

Denver, Colorado

November 27, 2019

Deer Park Total Return Credit Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2019

As a shareholder of the Deer Park Total Return Credit Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The “Actual” Expenses in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” in the table below provides information about hypothetical account values and hypothetical expenses based on the Deer Park Total Return Credit Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/19	9/30/19	4/1/19 – 9/30/19	4/1/19 – 9/30/19
Class A	$1,000.00	$1,033.90	$11.47	2.25%
Class C	1,000.00	1,029.50	15.26	3.00
Class I	1,000.00	1,035.10	10.20	2.00

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/19	9/30/19	4/1/19 – 9/30/19	4/1/19 – 9/30/19
Class A	$1,000.00	$1,013.79	$11.36	2.25%
Class C	1,000.00	1,010.03	15.12	3.00
Class I	1,000.00	1,015.04	10.10	2.00

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

Princeton Fund Advisors, LLC – Adviser to Deer Park Total Return Credit Fund and Princeton Premium Fund*

In connection with the regular meeting held on September 25-26, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC and the Trust, with respect to the Deer Park Total Return Credit Fund (“Deer Park Total”) and the Princeton Premium Fund. In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Princeton was founded in 2011 and was registered with the SEC as an investment adviser with $1.4 billion in assets under management and approximately $2.9 billion in assets under management with affiliates as of June 30, 2019. The Trustees noted that Princeton focused on helping advisers and their clients build diversified investment portfolios. The Trustees reviewed the background information on the key investment personnel who were responsible for servicing the Funds, taking into account their education and noting the investment team’s varied financial industry experience. The Trustees observed that Princeton conducted ongoing due diligence of its sub-advisers and strategies and worked with each sub-adviser on structuring and maintaining each Fund’s specific portfolio securities, weightings and liquidity characteristics as discussed in each Fund’s prospectus. The Trustees noted that Princeton worked with the sub-advisers to monitor risks and compliance restrictions. The Trustees observed that Princeton delegated broker-dealer selection to the respective sub-adviser, but Princeton also had its own best execution policy that took into account the various services related to operations and execution quality. With respect to Princeton Premium, the Trustees noted that Princeton has a supervisory program that oversaw the monitoring of risk management, portfolio construction, setting and adhering to the investment objective and evaluating the sub-adviser’s performance and compliance program. The Trustees observed that Princeton worked with the sub-adviser to monitor compliance with Princeton Premium’s investment limitations by reviewing its holdings to ensure compliance with approved diversification and liquidity tolerance levels as set forth in the Fund’s prospectus. The Trustees concluded that Princeton was expected to continue to provide high quality service to each Fund for the benefit of shareholders.

Performance.

Deer Park Total – The Trustees noted that the Fund had performed well over the three-year and since inception periods, outperformed its peer median, Morningstar median and the Barclays Aggregate benchmark, each by a substantial margin. The Trustees noted that over the one-year period, the Fund

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

was a bottom quartile performer and underperformed its peer median, Morningstar median and the Barclays Aggregate benchmark. The Trustees noted that the adviser attributed the Fund’s recent underperformance to the whipsaws in late 2018 and early 2019. The Trustees discussed the adviser’s active involvement in monitoring the sub-adviser as well as the Fund’s portfolios, risk tolerance and liquidity. After further discussion, the Trustees concluded that the adviser was managing the Fund in accordance with its stated objective.

Princeton Premium – The Trustees reviewed the Fund’s performance, noting that it had outperformed its Morningstar category median and peer group median over the one-year period and had outperformed its peer group median and underperformed its Morningstar category median since inception. The Trustees noted that the Fund had generated a reasonable standard deviation over all periods presented. The Trustees discussed the adviser’s active involvement in monitoring the sub-adviser as well as the Fund’s portfolios, risk tolerance and liquidity. The Trustees noted that the adviser believed that the Fund’s strategy would perform well over a full market cycle. After further discussion, the Trustees concluded that the adviser was managing the Fund in accordance with its stated objective, and that its performance was not unsatisfactory.

Fees and Expenses.

Deer Park Total – The Trustees considered the advisory fee of 1.84%, noting that it was considerably higher than both its peer group median and its Morningstar category median and was the highest in each group. The Trustees discussed the Fund’s net expense ratio of 1.99%, noting that it too, was substantially higher than its peer group median and its Morningstar category median. They discussed the adviser’s justification for the higher fee noting that the adviser believed that the fee was reasonable because of the strength of the advisory and sub-advisory teams and the uniqueness of the Fund’s strategy. The Trustees noted that the adviser disagreed with the Fund’s peer group and Morningstar category and believed that incorrect classification resulted in the Fund’s fees and expenses appearing high by comparison. The Trustees noted that the Fund had an expense limitation in place and that the adviser intended to renew the expense limitation agreement at 1.99%, 2.24%, and 2.99% for Class I, A and C shares, respectively. After discussion, the Trustees concluded the advisory fee was not unreasonable.

Princeton Premium – The Trustees considered the advisory fee of 1.75%, noting that it was considerably higher than both its peer group median and its Morningstar category median but equal to several of the peer funds. The Trustees discussed the Fund’s net expense ratio of 2.84%, noting that it too, was substantially higher than its peer group median and its Morningstar category median and was the highest in each. They discussed the adviser’s justification for the higher fee noting that the advisor believed that the fee was reasonable because of the strength and experience of the advisory and sub-advisory teams, the uniqueness of the Fund’s strategy and the significant time devoted by each of the adviser and the sub-adviser with respect to the strategy. The Trustees noted that the Fund had an expense limitation agreement in place that the adviser intended to renew at 1.95% and 2.20% for I and A shares, respectively. After discussion, the Trustees concluded the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. The Trustees discussed the impact of fee waivers on the adviser’s profits with respect to each Fund. They noted

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

that the adviser’s stated profits appeared reasonable. The Trustees examined the adviser’s responses and noted that the adviser’s calculations demonstrated a profitability on a per Fund basis that was not excessive. After further discussion, the Trustees concluded that the adviser’s profitability was not excessive.

Economies of Scale. The Trustees discussed the decrease in assets for Princeton Premium, noting that Princeton Premium dropped from $74 million to $50 million over the past year, and noted the substantial increase in assets for Deer Park Total, noting that Deer Park Total increased from $631 million to $718 million over the past year. The Trustees noted that neither Fund currently had a fee breakpoint in place but noted that the adviser was willing to consider fee breakpoints with continued growth. The Trustees noted that with respect to Deer Park Total, the adviser anticipated that it would consider adding a breakpoint with respect to its advisory fee when assets exceeded $1 billion.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of each advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure was not unreasonable and that renewal of each advisory agreement was in the best interests of Princeton Premium and Deer Park Total and each Fund’s shareholders.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

Deer Park Total Return Credit Fund (Sub-Adviser – Deer Park Road Management Company, L.P.)

In connection with the regular meeting held on September 25-26, 2019 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisers, LLC and Deer Park Road Management Company, L.P. (“Deer Park”), with respect to the Deer Park Total Return Credit Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Deer Park was founded in 2003 and had approximately $2.6 billion in assets under management and specialized in providing analytic services and the management of various structured credit products for both high net worth individuals and institutional investors. The Trustees reviewed the background information of the key investment personnel who were responsible for servicing the Fund, taking into account their education and noting the investment team’s long history with hedge fund management. The Trustees noted that the sub-adviser used a fundamental-based research approach to identify and select high cash flow-oriented mortgage-backed and asset-backed securities that the sub-adviser believed were deeply discounted, had shorter durations and displayed a disparity between their intrinsic and market value. The Trustees noted that the sub-adviser adhered to a deep value philosophy with a risk management process focused on running a diversified portfolio to manage credit risk, monitor and limit durations to reduce volatility and interest rate risk, could apply various hedging strategies to hedge interest rate risk and monitored the liquidity risk of the portfolio. The Trustees noted that the sub-adviser selected and approved broker-dealers based on its evaluation of the broker’s ability to meet certain best execution standards including reasonable trading costs and other quality of service factors. The Trusteed noted that the sub-adviser provided deep research and sufficient resources to support the investment process and the Fund. The Trustees concluded that the sub-adviser was expected to continue providing quality service to the Fund.

Performance. The Trustees noted that the Fund had performed well over the three-year and since inception periods, outperformed its peer median, Morningstar median and the Barclays Aggregate benchmark, each by a substantial margin. The Trustees noted over the one-year period, the Fund was a bottom quartile performer and underperformed its peer median, Morningstar median and the Barclays Aggregate benchmark. The Trustees noted that the sub-adviser attributed the Fund’s recent underperformance to the whipsaws in late 2018 and early 2019. After further discussion, the Trustees concluded that the sub-adviser was providing the Fund with sub-advisory services in accordance with the Fund’s stated objective.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

Fees and Expenses. The Trustees noted that the sub-adviser received a “net sub-advisory fee,” which was paid by the adviser out of its advisory fee of 1.84% paid during the previous fiscal year. After discussion, the Trustees concluded the sub-advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser. The Trustees examined the sub-adviser’s response and noted that the sub-adviser’s calculations demonstrated a profitability that was not excessive in terms of both dollars and percentage of revenue earned. After further discussion, the Trustees concluded that the sub-adviser’s profitability was not excessive.

Economies of Scale. The Trustees considered whether the sub-adviser had realized economies of scale with respect to the sub-advisory services provided to the Fund. The Trustees agreed that this was primarily an adviser level issue and had been considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee structure was not unreasonable and that renewal of the sub-advisory agreement was in the best interests of the Fund and the Fund’s shareholders

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

9/30/19 – NLFT_v1

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004-2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2019, the Trust was comprised of 77 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s advisor. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s advisor.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/19 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISERS
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

INVESTMENT SUB-ADVISERS
Deer Park Road Management Company, LP
1195 Bangtail Way
Steamboat Springs, CO 80487

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $28,000

2018 - $27,500

(b)	Audit-Related Fees

2019 – None

2018 – None

(b)	Tax Fees

2019 - $3,800

2018 - $3,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(c)	All Other Fees

2019 – None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019    2018

Audit-Related Fees:            0.00% 0.00%

Tax Fees:            0.00% 0.00%

All Other Fees:            0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $3,800

2018 - $3,750

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/09/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/09/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 12/09/19